                                                                     Exhibit 3.2

                                     TWELFTH
                                    AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               VORNADO REALTY L.P.
                  ---------------------------------------------

                             Dated as of May 1, 2000

                  ---------------------------------------------

         THIS TWELFTH AMENDMENT TO THE SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF VORNADO REALTY L.P. (this "Amendment"), dated as of May 1, 2000, is hereby adopted by Vornado Realty Trust, a Maryland real estate investment trust (defined therein as the "General Partner"), as the general partner of Vornado Realty L.P., a Delaware limited partnership (the "Partnership"). For ease of reference, capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., as amended by the Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of December 16, 1997, and further amended by the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of April 1, 1998, the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 12, 1998, the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 30, 1998, the Fifth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 3, 1999, the Sixth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of May 20, 1999, the Eighth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of March 17, 1999, the Ninth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, the Tenth Amendment to Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of September 3, 1999, and the Eleventh Amendment to Second Amended and Restated

Agreement of Limited Partnership of Vornado Realty L.P., dated as of November 24, 1999 (as so amended, the "Agreement").

         WHEREAS, the General Partner desires to establish and set forth the terms of a new Series of Partnership Interests designated as Series D-6 Preferred Units (the "Series D-6 Preferred Units");

         WHEREAS, as of the date hereof, the Partnership entered into a Private Placement Purchase Agreement with Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC, a Delaware limited liability company (the "Fund"), pursuant to which the Partnership agreed to issue to the Fund Partnership Units of a newly created series to be designated by the Partnership as "Series D-6 Preferred Units" of the Partnership;

         WHEREAS, the General Partner has determined that it is in the best interest of the Partnership to amend the Agreement to reflect the issuance of the above-referenced Series D-6 Preferred Units;

         WHEREAS, Section 14.1.B of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of any of the Partnership's limited partners if the amendment does not adversely affect or eliminate any right granted to a limited partner pursuant to any of the provisions of the Agreement specified in Section 14.1.C or Section 14.1.D of the Agreement as requiring a particular minimum vote; and

         WHEREAS, the General Partner has determined that the amendment effected hereby does not adversely affect or eliminate any of the limited partner rights specified in Section 14.1.C or Section 14.1.D of the Agreement;

         NOW, THEREFORE, the General Partner hereby amends the Agreement as follows:

         1. Exhibit S, attached hereto as Attachment 1, is hereby incorporated by reference into the Agreement and made a part thereof.

         2. Section 4.2 of the Agreement is hereby supplemented by adding the following paragraph to the end thereof:

         "P. Issuance of Series D-6 Preferred Units. From and after the date hereof the Partnership shall be authorized to issue Partnership Units of a new series, which Partnership Units are hereby designated as "Series D-6 Preferred Units". Series D-6 Preferred Units shall have the terms set forth in Exhibit S attached hereto and made part hereof."

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         3. In making distributions pursuant to Section 5.1(b) of the Agreement, the General Partner of the Partnership shall take into account the provisions of Paragraph 2 of Exhibit S to the Agreement, including, but not limited to, Paragraph 2.F(ii) thereof.

         4. The Agreement is hereby supplemented by adding the following paragraph at the end of Section 8.6 thereof:

         "O.   Series D-6 Preferred Unit Exception. Section 8.6.A of this
Agreement shall not apply to any Partnership Unit designated as a Series D-6 Preferred Unit."

         5. Exhibit A of the Agreement is hereby deleted and is replaced in its entirety by new Exhibit A attached hereto as Attachment 2.

         6. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

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         IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                         VORNADO REALTY TRUST


                                         By:    /s/ Irwin Goldberg
                                            ------------------------------------
                                               Name:  Irwin Goldberg
                                               Title: Vice President and Chief
                                                      Financial Officer

                                                                    Attachment 1

                                    EXHIBIT S
                         DESIGNATION OF THE PREFERENCES,
                          VOTING POWERS, RESTRICTIONS,
            LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS AND TERMS
                          AND CONDITIONS OF REDEMPTION

                                     OF THE

                           SERIES D-6 PREFERRED UNITS

1.                Definitions.

                  In addition to those terms defined in the Agreement, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in the Agreement and this Exhibit S:

                  "Annual Distribution Rate" shall have the meaning set forth in
Section 2.B(i) hereof.

                  "Board of Trustees" shall mean the Board of Trustees of the General Partner or any committee authorized by such Board of Trustees to perform any of its responsibilities with respect to the Series D-6 Preferred Shares.

                  "Common Shares" shall mean the common shares of beneficial interest of the General Partner, par value $.04 per share.

                  "Distribution Payment Date" shall mean the last calendar day of March, June, September and December, in each year, commencing on June 30, 2000; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the dividend payment due on such Distribution Payment Date shall be paid on the first Business Day immediately following such Distribution Payment Date.

                  "Distribution Periods" shall mean quarterly distribution periods commencing on March 31, June 30, September 30 and December 31 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period, which shall commence on May 1, 2000 and end on and include June 29, 2000).

                  "Dividend Payment Date" shall mean a dividend payment date with respect to the Series D-6 Preferred Shares.

                  "Redemption Date" shall have the meaning set forth in Section 2.D(iii) hereof.

                  "Series D-6 Effective Date" shall be the sooner of: (w) May 1, 2010, (x) the first Business Day following any period in which the Partnership has failed to make full distributions in respect of the Series D-6 Preferred Units for six (6) Distribution Periods, whether or not consecutive, (y) the first Business Day following the receipt by the holder of the Series D-6 Preferred Units of (A) notice from the General Partner that the General Partner or the Partnership has taken the position that the Partnership is or likely is a publicly-traded partnership within the meaning of Section 7704 of the Code or any successor provision thereof (a "PTP") or (B) an opinion rendered by independent counsel familiar with such matters addressed to the holder of Series D-6 Preferred Units that the Partnership is a PTP, and (z) the first Business Day following the date on which Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC (the "Fund") determines, based on results or projected results, that there exists (in the Fund's reasonable judgment) an imminent and substantial risk that the Series D-6 Preferred Units held by the Fund represent or will represent 19.5% or more of the total profits or capital interests in the Partnership for a taxable year (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)).

                  "Series D-6 Notice of Redemption" shall have the meaning set forth in Section 2.E(i)(a) hereof.

                  "Series D-6 Preferred Shares" means the shares of beneficial interest of the General Partner Entity designated as Series D-6 8.25% Cumulative Redeemable Preferred Shares of Beneficial Interest, no par value, having the rights and preferences and other terms set forth in Schedule 1 to this Exhibit S.

                  "Series D-6 Preferred Unit" means a unit representing certain rights in Vornado Realty L.P. (a "Partnership Unit") issued by the Partnership having the preferences, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as are set forth in this Exhibit S.

                  "Series D-6 Redeeming Partner" shall have the meaning set forth in Section 2.E(i)(a) hereof.

                  "Series D-6 Redemption Right" shall have the meaning set forth in Section 2.E(i)(a) hereof.

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                  "Series D-6 Specified Redemption Date" shall mean the sixtieth
Business Day after receipt by the General Partner of a Series D-6 Notice of Redemption in respect of the Series D-6 Units; provided, however, that the Series D-6 Specified Redemption Date shall mean the tenth Business Day after receipt by the General Partner of a Series D-6 Notice of Redemption delivered in respect of a redemption described in Treas. Reg. Section 1.7704-1(e).

                  "set apart for payment" shall be deemed to include, without any action other than the following, the recording by the Partnership or the General Partner on behalf of the Partnership in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a distribution by the General Partner, the allocation of funds to be so paid on any series or class of Partnership Units; provided, however, that if any funds for any class or series of Junior Units (as defined below) or any class or series of Partnership Units ranking on a parity with the Series D-6 Preferred Units as to the payment of distributions are placed in a separate account of the Partnership or delivered to a disbursing, paying or other similar agent, then "set apart for payment" with respect to the Series D-6 Preferred Units shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

                  "Third Party Redemption Date" shall have the meaning set forth in Section 2.D(ii) hereof.

                  "Trading Day" shall mean any day on which the securities in question are traded on the NYSE, or if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted, or if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market, or if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which the securities are traded.

2.                Terms of the Series D-6 Preferred Units.

                  A. Number. As of the close of business on the date hereof, the total number of Series D-6 Preferred Units issued and outstanding will be up to 840,000. The Partnership may issue additional Series D-6 Preferred Units from time to time in accordance with the terms of the Agreement and, in connection with any such additional issuance, Exhibit A to the Agreement shall be revised to reflect the total number of Series D-6 Preferred Units then issued and outstanding.

                  B. Distributions. (i) The holders of the then outstanding Series D-6 Preferred Units shall be entitled to receive, when, as and if declared by the General Partner, distributions payable in cash at the rate per annum of $2.0625 per Series D-6 Preferred Unit (the "Annual Distribution Rate"). Such distributions with respect to each Series D-6 Preferred Unit shall be cumulative from the date of issuance of such Series D-

6 Preferred Unit and shall be payable quarterly, when, as and if authorized and declared by the General Partner, in arrears on Distribution Payment Dates, commencing on the first Distribution Payment Date after May 1, 2000. Distributions are cumulative from the most recent Distribution Payment Date to which distributions have been paid. Accumulated and unpaid distributions for any past Distribution Periods may be declared and paid at any time, without reference to any regular Distribution Payment Date.

                  (ii) The amount of dividends payable for each full Distribution Period for the Series D-6 Preferred Units (other than the initial Distribution Period) shall be computed by dividing the Annual Distribution Rate by four. The amount of distributions payable for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, on the Series D-6 Preferred Units shall be computed on the basis of twelve 30-day months and a 360-day year. The holders of the then outstanding Series D-6 Preferred Units shall not be entitled to any distributions, whether payable in cash, property or securities, in excess of cumulative distributions, as herein provided, on the Series D-6 Preferred Units. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series D-6 Preferred Units that may be in arrears.

                  (iii) So long as any Series D-6 Preferred Units are outstanding, no distributions, except as described in the immediately following sentence, shall be declared or paid or set apart for payment on any series or class or classes of Parity Units (as defined below) for any period unless full cumulative distributions have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series D-6 Preferred Units for all Distribution Periods terminating on or prior to the distribution payment date on such class or series of Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account. When distributions are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, all distributions declared upon Series D-6 Preferred Units and all distributions declared upon any other series or class or classes of Parity Units shall be declared ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series D-6 Preferred Units and such Parity Units, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not paid due to a lack of funds in the Nongovernmental Account.

                  (iv) So long as any Series D-6 Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be declared or paid or set apart for payment or other distribution declared or made upon Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Junior Units made in respect of a redemption, purchase or other acquisition of Common Shares made for purposes of and in compliance with requirements of an employee incentive or benefit plan of the General Partner or any subsidiary, or as permitted under Article VI of the Declaration of Trust of the General Partner), for any consideration (or any moneys to be paid to or made available for a sinking fund for the redemption of any such Junior Units) by the General Partner, directly or indirectly (except by conversion into or exchange for Junior Units), unless in each case (a) the full cumulative distributions on all outstanding Series D-6 Preferred Units and any other Parity Units of the Partnership shall have been paid or set apart for payment for all past Distribution Periods with respect to the Series D-6 Preferred Units and all past distribution periods with respect to such Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account, and (b) sufficient funds shall have been paid or set apart for the payment of the distribution for the current Distribution Period with respect to the Series D-6 Preferred Units and any Parity Units, except to the extent that distributions on the Series B-2 Restricted Preferred Units are not then able to be paid owing to a lack of funds in the Nongovernmental Account.

                  C. Liquidation Preference. (i) In the event of any liquidation, dissolution or winding up of the Partnership or the General Partner, whether voluntary or involuntary, before any payment or distribution of the assets of the Partnership shall be made to or set apart for the holders of Junior Units, the holders of the Series D-6 Preferred Units shall be entitled to receive an amount equal to the holder's Capital Account in respect of those Series D-6 Preferred Units; but the holders of Series D-6 Preferred Units shall not be entitled to any further payment. If, upon any such liquidation, dissolution or winding up of the Partnership or the General Partner, the assets of the Partnership, or proceeds thereof, distributable to the holders of Series D-6 Preferred Units, shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other Parity Units, then such assets, or the proceeds thereof, shall be distributed among the holders of such Series D-6 Preferred Units and the holders of any such other Parity Units ratably in accordance with the respective amounts that would be payable on such Series D-6 Preferred Units and any such other Parity Units if all amounts payable thereon were paid in full. For the purposes of this Section 2.C, (i) a consolidation or merger of the Partnership or the General Partner with one or more entities, (ii) a statutory share exchange by the Partnership or the General Partner and (iii) a sale or transfer of all or substantially all of the Partnership's or the General Partner's assets, shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the General Partner.

                  (ii) Subject to the rights of the holders of Partnership Units of any series or class or classes of shares ranking on a parity with or prior to the Series D-6 Preferred Units upon any liquidation, dissolution or winding up of the General Partner or the Partnership, after payment shall have been made in full to the holders of the Series D-6 Preferred Units, as provided in this Section, any series or class or classes of Junior Units shall, subject to any respective terms and provisions applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holder of the Series D-6 Preferred Units shall not be entitled to share therein.

                  D. The Partnership's Right to Redeem the Series D-6 Preferred Units. (i) Except in connection with the redemption of the Series D-6 Preferred Shares by the General Partner as permitted by Article VI of the Declaration of Trust or as set forth in Section E below, the Series D-6 Preferred Units shall not be redeemable prior to May 1, 2005. On and after May 1, 2005, the General Partner may, at its option, cause the Partnership to redeem the Series D-6 Preferred Units in whole or in part, as set forth herein, subject to the provisions described below, at a redemption price, payable in cash, in an amount equal to $25 per unit for the Series D-6 Preferred Units being redeemed. Upon any such redemption, the Partnership shall also pay any accumulated and unpaid distributions owing in respect of the Series D-6 Preferred Units being redeemed.

                  (ii) Such Series D-6 Preferred Units as are not held by the General Partner may be redeemed by the Partnership on or after May 1, 2005, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days' written notice. If fewer than all of the outstanding Series D-6 Preferred Units that are not held by the General Partner are to be redeemed, the Series D-6 Preferred Units to be redeemed from each holder (other than the General Partner) shall be selected pro rata (as nearly as practicable without creating fractional units). Any notice of redemption delivered pursuant to this Section D(ii) will be (i) faxed and (ii) mailed by the Partnership, by certified mail, postage prepaid, not less than 30 nor more than 60 days prior to the date upon which such redemption is to occur (the "Third Party Redemption Date"), addressed to each holder of record of the Series D-6 Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D-6 Preferred Units. In addition to any information required by law, each such notice shall state: (a) the Third Party Redemption Date, (b) the amount payable per Series D-6 Preferred Unit upon redemption, including the Redemption Price and any amount payable pursuant to Section D(iv) hereof, (c) the aggregate number of Series D-6 Preferred Units to be redeemed and, if fewer than all of the outstanding Series D-6 Preferred Units are to be redeemed, the number of Series D-6 Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D-6 Preferred Units not held by the General Partner that the total number of Series D-6 Preferred Units held by such holder represents and determined as nearly as practicable without creating fractional interests) of the aggregate number of Series D-6 Preferred Units to be redeemed, (d) the place or places where such Series D-6 Preferred Units are to be surrendered for payment of the amount payable upon redemption and (e) that payment of such amount will be made upon presentation and surrender of such Series D-6 Preferred Units. If the Partnership gives a notice of redemption in respect of Series D-6 Preferred Units pursuant to this Section D(ii), then, by 12:00 noon,

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
New York City time, on the Third Party Redemption Date, the Partnership will deposit irrevocably in trust for the benefit of the holders of Series D-6 Preferred Units being redeemed funds sufficient to pay the applicable amount payable with respect to such Series D-6 Preferred Units and will give irrevocable instructions and authority to pay such amount to the holders of the Series D-6 Preferred Units upon surrender of the Series D-6 Preferred Units by such holders at the place designated in the notice of redemption.

                  (iii) Such Series D-6 Preferred Units as may be held by the General Partner may be redeemed, in whole or in part, at the option of the General Partner, at any time, upon payment by the Partnership to the General Partner of the Redemption Price and any amount payable pursuant to Section D(iv) hereof with respect to such Series D-6 Preferred Units; provided that the General Partner shall redeem an equivalent number of Series D-6 Preferred Shares. Such redemption of Series D-6 Preferred Units shall occur substantially concurrently with the redemption by the General Partner of such Series D-6 Preferred Shares (such date is herein referred to collectively with the Third Party Redemption Date as the "Redemption Date").

                  (iv) Upon any redemption of Series D-6 Preferred Units, the Partnership shall pay any accumulated and unpaid distributions for any Distribution Period, or any other period shorter than a full Distribution Period, ending on or prior to the Redemption Date. On and after the Redemption Date, distributions will cease to accumulate on the Series D-6 Preferred Units called for redemption, unless the Partnership defaults in payment therefor. If any date fixed for redemption of Series D-6 Preferred Units is not a Business Day, then payment of the redemption price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D-6 Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Redemption Price. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on Series D-6 Preferred Units called for redemption under this Section 2.D.

                  (v) If full cumulative distributions on the Series D-6 Preferred Units and any other series or class or classes of Parity Units of the Partnership have not been paid or declared and set apart for payment, except in connection with a purchase, redemption or other acquisition of Series D-6 Preferred Shares or shares of beneficial interest ranking on a parity with such Series D-6 Preferred Shares as permitted under Article VI of the Declaration of Trust, and except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account, the Series D-6 Preferred Units may not be redeemed in part and the Partnership may not purchase, redeem or otherwise acquire Series D-6 Preferred Units or any Parity Units other than in exchange for Junior Units.

                  As promptly as practicable after the surrender of any such Series D-6 Preferred Units so redeemed, such Series D-6 Preferred Units shall be exchanged for the amount of cash (without interest thereon) payable therefor pursuant to Section 2.D(i). If fewer than all the Series D-6 Preferred Units represented by any physical certificate are redeemed, then new certificates representing the unredeemed Series D-6 Preferred Units shall be issued without cost to the holder thereof.

                  (vi) Unless the General Partner elects to assume directly and satisfy the Series D-6 Redemption Right by paying to the Redeeming Partner wholly in the form of Series D-6 Preferred Shares as provided for in Section 2.E(ii)(a) below, such part of the redemption price of the Series D-6 Preferred Units (other than any portion consisting of accumulated and unpaid distributions) required in Section 2.D(i) above and Sections 2.E(i)(a) and
Section 2.E(ii)(a) below as is payable in cash shall be payable solely with the proceeds from the sale by the General Partner Entity or the Partnership of other capital shares of the General Partner Entity or the Partnership (whether or not such sale occurs concurrently with such redemption, but in the case of a redemption required by Section 2.E below such sale must occur after the delivery of the applicable Series D-6 Notice of Redemption). For purposes of the preceding sentence, "capital shares" means any common shares, preferred shares, depositary shares, partnership or other interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing of or in the General Partner Entity or the Partnership.

                  E.       Series D-6 Preferred Unit Holder Redemption Right.

                  (i) General. (a) Subject to paragraphs (ii) and (iii) below, on or after the Series D-6 Effective Date, the holder of the Series D-6 Preferred Units shall have the right (the "Series D-6 Redemption Right") to require the Partnership to redeem such Series D-6 Preferred Units on a Series D-6 Specified Redemption Date in cash at a redemption price equal to $25 per unit for the Series D-6 Preferred Units being redeemed. Upon such redemption the Partnership shall also pay any accumulated and unpaid distributions for the Series D-6 Preferred Units being redeemed. Any such Series D-6 Redemption Right shall be exercised pursuant to notice of redemption comparable to the Notice of Redemption required under Section 8.6 of the Agreement (a "Series D-6 Notice of Redemption") delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the Series D-6 Redemption Right (the "Series D-6 Redeeming Partner"). Except in the event of the occurrence of the circumstance described in clause (z) of the definition of "Series D-6 Effective Date", the holder(s) of the Series D-6 Preferred Units may only exercise the Series D-6 Redemption Right in respect of all Series D-6 Preferred Units issued and outstanding on the date of the applicable Series D-6 Redemption Notice. In addition, any redemption pursuant to the Series D-6 Redemption Right shall be subject to all of the provisions of the Agreement governing redemptions under Section 8.6 of the Agreement as if it were a redemption under that section, except as otherwise provided herein.

               (b) The Series D-6 Redeeming Partner shall have no right with respect to any Series D-6 Preferred Units so redeemed to receive any distributions paid after the Series D-6 Specified Redemption Date. If the record date for such distribution was a date prior to the Series D-6 Specified Redemption Date and the Distribution Payment Date in respect of such distribution was a date after the Series D-6 Specified Redemption Date, such Series D-6 Redeeming Partner shall be required, as a condition of the redemption of such Series D-6 Preferred Units, to pay the amount of such distribution to the Partnership (if such Series D-6 Preferred Units are redeemed for cash) or to the General Partner (if such Series D-6 Preferred Units are redeemed for Series D-6 Preferred Shares).

               (c) The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 2.E, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of the such rights by such Assignee on behalf of such Limited Partner, the redemption price and any accumulated and unpaid distributions shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

                  (ii) General Partner Assumption of Right. (a) If the holder of the Series D-6 Preferred Units has delivered a Series D-6 Notice of Redemption, the General Partner may, in its sole and absolute discretion (subject to any limitations on ownership and transfer of Shares set forth in the Declaration of Trust), elect to assume directly and satisfy the Series D-6 Redemption Right by paying to the Redeeming Partner either (x) the redemption price required in
Section 2.E(i)(a) above plus any accumulated and unpaid distributions on the Series D-6 Preferred Units being redeemed or (y) in the form of Series D-6 Preferred Shares in the Trust, as set forth in paragraph (b) below. Unless the General Partner, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Series D-6 Redemption Right, the General Partner shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Series D-6 Redemption Right. In the event the General Partner shall exercise its right to satisfy the Series D-6 Redemption Right in the manner described in the first sentence of this paragraph (ii) and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Series D-6 Redemption Right, and each of the Redeeming Partner, the Partnership and the General Partner shall, for federal income tax purposes, treat the transaction between the General Partner and the Redeeming Partner as a sale of the

Redeeming Partner's Partnership Units to the General Partner. Nothing contained in this paragraph (ii) shall imply any right of the General Partner to require any holder of Series D-6 Preferred Units to exercise the Series D-6 Redemption Right afforded pursuant to paragraph (i) above.

                  (b) In the event that the General Partner determines to pay the Redeeming Partner in the form of Series D-6 Preferred Shares, the General Partner shall issue to the Series D-6 Redeeming Partner one Series D-6 Preferred Share for each Series D-6 Preferred Unit being redeemed (subject to modification as set forth in paragraph (c) below), whereupon the General Partner shall acquire the Series D-6 Preferred Units offered for redemption by the Series D-6 Redeeming Partner and shall be treated for all purposes of the Agreement as the owner of such Series D-6 Preferred Units. Any accumulated and unpaid distributions on such Series D-6 Preferred Units to the date of such redemption shall also be deemed to have accumulated on the Series D-6 Preferred Shares paid to the Series D-6 Redeeming Partner in consideration of such Series D-6 Preferred Units at the time of the issuance of such Series D-6 Preferred Shares.

                  (c) In the event that there shall be outstanding at any time both Series D-6 Preferred Shares and Series D-6 Preferred Units and the General Partner shall be a party to any transaction (including, without limitation, a merger, consolidation or statutory share exchange with respect to the Series D-6 Preferred Shares), in each case as a result of which the Series D-6 Preferred Shares are converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), thereafter the redemption price payable by the General Partner in respect of one Series D-6 Preferred Unit shall be the kind and amount of shares of capital stock and other securities and property (including cash or any combination thereof) that was received upon consummation of such transaction in return for one Series D-6 Preferred Share; and the General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing. In case there shall be outstanding Series D-6 Preferred Units and no Series D-6 Preferred Shares and the General Partner shall be a party to any merger or consolidation in which the General Partner is not the surviving entity, then the Series D-6 Preferred Shares deliverable by the General Partner thereafter in redemption of Series D-6 Preferred Units pursuant to clause (ii) above shall be shares of the surviving entity or any entity controlling the surviving entity having the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption substantially similar to those set forth on Schedule 1 to this Exhibit S.

                  (d) Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of Series D-6 Preferred Shares upon exercise of the Series D-6 Redemption Right.

                  (iii) Exceptions to Exercise of Redemption Right. Notwithstanding the provisions of paragraphs (i) and (ii) above, a Partner shall not be entitled to exercise the Series D-6 Redemption Right if (but only as long as) the delivery of Series D-6 Preferred Shares to such Partner on the Series D-6 Specified Redemption Date (a) would be prohibited under the Declaration of Trust, or (b) as long as the Common Shares or any previously issued Series D-6 Preferred Shares are Publicly Traded, would be prohibited under applicable federal or state securities laws or regulations (assuming the General Partner would in fact assume and satisfy the Series D-6 Redemption Right).

                  (iv) No Liens on Partnership Units Delivered for Redemption. Each Limited Partner covenants and agrees with the General Partner that all Series D-6 Preferred Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Series D-6 Preferred Units which are or may be subject to any liens. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Series D-6 Preferred Units to the Partnership or the General Partner, such Limited Partner shall assume and pay such transfer tax.

                  F. Ranking. (i) Any class or series of Partnership Units shall be deemed to rank:

                  (a) prior to the Series D-6 Preferred Units, as to the payment of distributions and as to distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if the holders of such class or series of Partnership Units shall be entitled to the receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series D-6 Preferred Units;

                  (b) on a parity with the Series D-6 Preferred Units, as to the payment of distributions and as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per Partnership Unit be different from those of the Series D-6 Preferred Units, if the holders of such Partnership Units of such class or series and the Series D-6 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except to the extent that such distributions or amounts distributable on the Series B-2 Restricted Preferred Units may not be payable due to a lack of funds in the Nongovernmental Account ("Parity Units"); or

                  (c) junior to the Series D-6 Preferred Units, as to the payment of distributions or as to the distribution of assets upon liquidation, dissolution or winding up of the General Partner or the Partnership, if such class or series of Partnership Units shall be Common Partnership Units or if the General Partner, in its capacity as the holder of Series D-6 Preferred Units, shall be entitled to receipt of distributions or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Partnership Units of such class or series, and such class or series of Partnership Units shall not in either case rank prior to the Series D-6 Preferred Units ("Junior Units").

                  (ii) The Series A Preferred Units, Series B Pass-Through Preferred Units, Series C Pass-Through Preferred Units, Series D-1 Preferred Units, Series D-2 Preferred Units, Series D-3 Preferred Units, Series D-4 Preferred Units and Series D-5 Preferred Units shall be Parity Units with respect to the Series D-6 Preferred Units and the holders of the Series D-6 Preferred Units and Series A Preferred Units, Series B Pass-Through Preferred Units, Series C Pass-Through Preferred Units, Series D-1 Preferred Units, Series D-2 Preferred Units, Series D-3 Preferred Units, Series D-4 Preferred Units and Series D-5 Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective amounts of accumulated and unpaid distributions per Partnership Unit or liquidation preferences, without preference or priority one over the other, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent not payable due to a lack of funds in the Nongovernmental Account and except that:

                  (a) For so long as the Class D Units are outstanding, the Series D-6 Preferred Units shall not rank senior to the Class D Units as to preferential distributions or redemption or voting rights. For so long as the Class D Units are outstanding, the Series D-6 Preferred Units shall receive: (i) accumulated and unpaid distributions pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(ii) of the Agreement and (ii) other distributions pari passu with distributions made to the holders of any outstanding Class D Units pursuant to Subsection 5.1.B(iii) of the Agreement.

                  (b) When the Class D Units are no longer outstanding, the Series D-6 Preferred Units shall be Preference Units and shall receive distributions pari passu with other Partnership Units, if any, receiving distributions pursuant to Section 5.1.B(i), except to the extent that distributions on the Series B-2 Restricted Preferred Units may not be paid due to a lack of funds in the Nongovernmental Account.

                  (c) Distributions made pursuant to Subsections F(ii)(a) and F(ii)(b) of this Exhibit S shall be made pro rata with other distributions made to other Partnership Units as to which they rank pari passu based on the ratio of the amounts to be paid the Series D-6 Preferred Units and such other Partnership Units, as applicable, to the total amounts to be paid in respect of the Series D-6 Preferred Units and such other Partnership Units taken together on the Partnership Record Date, except in the case of distributions on the Series B-2 Restricted Preferred Units to the extent such distributions may not be paid due to a lack of funds in the Nongovernmental Account.

                  (iii) For purposes of allocations of items made pursuant to
Article VI of the Agreement:

                  (a) As long as the Class D Units are outstanding, the Series D-6 Preferred Units shall be allocated items pari passu with the allocation of items to the holders of Class D Units in respect of their priority payments (i.e., as allocated in Section 6.1.A (iii) and (vi) and Section 6.1.B (viii) and
(ix) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to such Partnership Units, as applicable; references to Class D Units in Article VI of the Agreement shall be deemed to also refer to Series D-6 Preferred Units except that references to distributions made to the Class D Units shall be deemed to refer to distributions made to the Series D-6 Preferred Units in a pro rata manner with such distributions made to the Class D Units.

                  (b) When the Class D Units are no longer outstanding, the Series D-6 Preferred Units shall be Preference Units and shall be allocated items pari passu with the allocation of items to holders of Preference Units (i.e., as allocated in Section 6.1.A (ii) and Section 6.1.B (x) of the Agreement) and shall share in those allocations in a pro rata manner based on the distributions and allocations of items, as applicable, made to Preference Units, as applicable; references to Preference Units in Article VI of the Agreement shall be deemed to also refer to Series D-6 Preferred Units except that references to distributions made to Preference Units shall be deemed to refer to distributions made to the Series D-6 Preferred Units in a pro rata manner with such distributions, if any, made to the Preference Units.

                  G. Voting. (i) Except as provided in this Section G or as required by law, the holders of the Series D-6 Preferred Units shall not be entitled to vote at any meeting of the Partners or for any other purpose or otherwise to participate in any action taken by the Partnership or the Partners, or to receive notice of any meeting of the Partners.

                  (ii) So long as any Series D-6 Preferred Units are outstanding, the General Partner shall not authorize the creation of or cause the Partnership to issue Partnership Units of any class or series or any interest in the Partnership convertible into or exchangeable for Partnership Units of any class or series ranking prior to the Series D-6 Preferred Units in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or the Partnership or in the payment of distributions, or reclassify any Partnership Units of the Partnership into any such senior Partnership Units;

provided that so long as any Class D Units are outstanding, such senior Partnership Units may be issued to the General Partner if the distribution and redemption (but not voting) rights of such senior Partnership Units are substantially similar to the terms of securities issued by the General Partner and the proceeds or other consideration from the issuance of such securities have been or are concurrently with such issuance contributed to the Partnership.

                  (iii) So long as any Series D-6 Preferred Units are outstanding, in addition to any other vote or consent of unit holders required by the Agreement of Limited Partnership or of shareholders required by the Declaration of Trust, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of Series D-6 Preferred Units at the time outstanding given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating (a) any amendment, alteration or repeal of any of the provisions of the Declaration of Trust that materially and adversely affects the voting powers, rights or preferences of the D-6 Preferred Shares; provided, however, that the amendment of the provisions of the Declaration of Trust so as to authorize or create or to increase the authorized amount of, any Junior Shares with respect to the Series D-6 Preferred Shares or any units of any class or series ranking on a parity with the Series D-6 Preferred Shares shall not be deemed to materially and adversely affect the voting powers, rights or preferences of the holders of Series D-6 Preferred Shares or (b) the authorization or creation of, or the increase in the authorized or issued amount of, any shares of any class or series or any security, convertible into or exchangeable for shares of any class or series ranking prior to the Series D-6 Preferred Shares in the distribution of assets on any liquidation, dissolution or winding up of the General Partner or in the payment of dividends or distribution; provided, however, that, in the case of each of subparagraphs (a) and (b), no such vote of the holders of Series D-6 Preferred Units shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such prior shares or convertible security is to be made, provision is made for the redemption of all Series D-6 Preferred Units at the time outstanding in accordance with the provisions hereof.

                  H. General. (i) At such time, if any, as the General Partner becomes a holder of Series D-6 Preferred Units, the rights of the General Partner, in its capacity as the holder of the Series D-6 Preferred Units, will be in addition to and not in limitation on any other rights or authority of the General Partner, in any other capacity, under the Agreement. In addition, nothing contained in this Exhibit S shall be deemed to limit or otherwise restrict any rights or authority of the General Partner under the Agreement, other than in its capacity as the holder of Series D-6 Preferred Units.

                  (ii) Anything herein contained to the contrary notwithstanding, the General Partner shall take all steps that it determines are necessary or appropriate (including modifying the foregoing terms of the Series D-6 Preferred Units) to ensure that the Series D-6 Preferred Units (including, without limitation the redemption and conversion terms thereof) permit the General Partner to satisfy its obligations with respect to the Series D-6 Preferred Shares, if and when any such shares are issued, it being the intention that, except to the extent provided in Schedule 1 to this Exhibit S, the terms of the Series D-6 Preferred Shares will be substantially similar to the terms of the Series D-6 Preferred Units.

                    EXHIBIT A (5/4/00) - D-6 Preferred Units
                               VORNADO REALTY L.P.
                       PARTNERS AND PARTNERSHIP INTERESTS


                                                                                   $51.39

                                                            Class of Units
                                                            -----------------------------------------------------------------
                                                                  Series A          Value          Percentage      Series B
  Partner                                                         Preferred           of               of         Preferred
     #                                                             Shares          Series A         Series A        Shares
----------------------------------------------------------  --------------------------------------------------  -------------

           2 VORNADO REALTY TRUST                                5,789,239        $297,508,992     100.0000%     3,400,000
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

         188 Washington Design Center, L.L.C.
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.
         203 H2K L.L.C.   (Merchandise Mart
               Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED
               EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP
               Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP
         241 TMCT II, LLC

         239 Meadowbrook Equity Fund II, LLC.

         197 Jacob H Froelich, Jr.
         194 S.D. Phillips
         196 George W Lyles
         199 Canoe House Partners, LLC
         193 Roaring Gap Limited Partnership
         195 Phillips Property Company, LLC

252-990      Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C.
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf- Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray


                                                                   $25.00                                    $25.00

                                                            Class of Units
                                                            ----------------------------------------------------------------
                                                                    Value      Percentage      Series C       Value
  Partner                                                             of           of         Preferred         of
     #                                                             Series B     Series B        Shares       Series C
--------------------------------------------------------    -------------------------------  -------------------------------

           2 VORNADO REALTY TRUST                                $85,000,000   100.0000%     4,600,000     $115,000,000.00
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

         188 Washington Design Center, L.L.C.
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.
         203 H2K L.L.C.   (Merchandise Mart
               Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED
               EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP
               Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP
         241 TMCT II, LLC

         239 Meadowbrook Equity Fund II, LLC.

         197 Jacob H Froelich, Jr.
         194 S.D. Phillips
         196 George W Lyles
         199 Canoe House Partners, LLC
         193 Roaring Gap Limited Partnership
         195 Phillips Property Company, LLC

252-990      Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C. (2)
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf- Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray


                                                                                                            $50.00
                                                            Class of Units

                                                            -----------------------------------------------------------------------
                                                              Percentage    Series B-1       Value        Percentage    Series B-2
  Partner                                                         of        Preferred          of             of        Preferred
     #                                                         Series C       Units        Series B-1     Series B-1      Units
----------------------------------------------------------  ------------  -------------------------------------------  ------------

           2 VORNADO REALTY TRUST                             100.0000%
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

         188 Washington Design Center, L.L.C.                                200,000       $10,000,000       22.23%      100,000
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.                                 699,566       $34,978,300       77.77%      349,783
         203 H2K L.L.C.   (Merchandise Mart
               Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED
               EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP
               Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP
         241 TMCT II, LLC

         239 Meadowbrook Equity Fund II, LLC.

         197 Jacob H Froelich, Jr.
         194 S.D. Phillips
         196 George W Lyles
         199 Canoe House Partners, LLC
         193 Roaring Gap Limited Partnership
         195 Phillips Property Company, LLC

252-990      Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C. (2)
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf- Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray


                                                                                                         $25.00

                                                          Class of Units
                                                          -------------------------------------------------------------------------
                                                               Value      Percentage    Series C-1        Value        Percentage
  Partner                                                        of           of         Preferred          of             of
     #                                                       Series B-2   Series B-2       Units        Series C-1     Series C-1
--------------------------------------------------------  ---------------------------  --------------------------------------------

           2 VORNADO REALTY TRUST
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

         188 Washington Design Center, L.L.C.                 $5,000,000     22.23%
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.                 $17,489,150     77.77%
         203 H2K L.L.C.   (Merchandise Mart
               Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED
               EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP
               Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP
         241 TMCT II, LLC

         239 Meadowbrook Equity Fund II, LLC.

         197 Jacob H Froelich, Jr.                                                            150,067      $7,503,350     20.0648%
         194 S.D. Phillips                                                                      9,976        $498,800      1.3338%
         196 George W Lyles                                                                    70,044      $3,502,200      9.3653%
         199 Canoe House Partners, LLC                                                        200,090     $10,004,500     26.7531%
         193 Roaring Gap Limited Partnership                                                  290,158     $14,507,900     38.7957%
         195 Phillips Property Company, LLC                                                    27,577      $1,378,850      3.6872%

252-990      Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C. (2)
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf- Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray


                                                                    $25.00                                  $50.00

                                                       Class of Units
                                                       -----------------------------------------------------------------------------
                                                       Series D-1    Value     Percentage    Series D-2      Value        Percentage
  Partner                                              Preferred      of          of         Preferred         of             of
     #                                                   Units     Series D-1  Series D-1      Units       Series D-2     Series D-2
--------------------------------------------------  --------------------------------------  -------------  -------------------------

           2 VORNADO REALTY TRUST
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

         188 Washington Design Center, L.L.C.
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.
         203 H2K L.L.C.   (Merchandise Mart
               Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED
               EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.     3,500,000   87,500,000  100.00%

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP
               Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP
         241 TMCT II, LLC

         239 Meadowbrook Equity Fund II, LLC.                                               549,336        27,466,800     100.00%

         197 Jacob H Froelich, Jr.
         194 S.D. Phillips
         196 George W Lyles
         199 Canoe House Partners, LLC
         193 Roaring Gap Limited Partnership
         195 Phillips Property Company, LLC

252-990      Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C. (2)
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf- Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray

                                                                                     $51.39

                                                                Class of Units
                                                                -----------------------------------------------------------------
                                                                      Series A        Value         Percentage       Series B
  Partner                                                             Preferred         of              of          Preferred
     #                                                                 Shares        Series A        Series A         Shares
--------------------------------------------------------------  -------------------------------------------------  --------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family
               Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven, Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
               Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
               Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard

                                                                 $25.00                                                $25.00

                                                                Class of Units
                                                                -------------------------------------------------------------------
                                                                  Value         Percentage         Series C             Value
  Partner                                                           of              of            Preferred               of
     #                                                           Series B        Series B           Shares             Series C
--------------------------------------------------------------  -----------------------------  ------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family
               Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven, Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
               Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
               Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard

                                                                                                                         $50.00

                                                                Class of Units
                                                                -------------------------------------------------------------------
                                                                Percentage         Series B-1          Value            Percentage
  Partner                                                           of             Preferred             of                 of
     #                                                           Series C            Units           Series B-1         Series B-1
--------------------------------------------------------------  --------------  ---------------------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family
               Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven, Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
               Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
               Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard



                                                                Class of Units
                                                                -------------------------------------------------------------------
                                                                Series B-2          Value            Percentage         Series C-1
  Partner                                                       Preferred             of                 of              Preferred
     #                                                            Units           Series B-2         Series B-2            Units
--------------------------------------------------------------  ----------------------------------------------------  -------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family
               Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven, Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
               Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
               Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard

                                                                $25.00                                                     $25.00

                                                               Class of Units
                                                               ---------------------------------------------------------------------
                                                                 Value            Percentage          Series D-1             Value
  Partner                                                          of                 of               Preferred              of
     #                                                         Series C-1         Series C-1             Units            Series D-1
------------------------------------------------------------  ----------------------------------  ----------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family
               Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven, Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
               Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
               Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard

                                                                                                            $50.00

                                                               Class of Units
                                                               ----------------------------------------------------------------
                                                               Percentage             Series D-2              Value
  Partner                                                          of                 Preferred                of
     #                                                         Series D-1               Units              Series D-2
----------------------------------------------------------  --------------------  ---------------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family
               Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven, Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
               Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
               Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard

                                                                                     $51.39

                                                                Class of Units
                                                                ----------------------------------------------------------------
                                                                      Series A        Value         Percentage      Series B
  Partner                                                             Preferred         of              of         Preferred
     #                                                                 Shares        Series A        Series A        Shares
-----------------------------------------------------  ---------------------------------------------------------  --------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara
               Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis
               Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara
               Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis
               Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA
               6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners

                                                            --------------------------------------------------------------------

                                                TOTAL            5,789,239        $297,508,992     100.0000%     3,400,000
                                                            --------------------------------------------------------------------

                                                                   $25.00                                                $25.00

                                                                Class of Units
                                                                -------------------------------------------------------------------
                                                                    Value         Percentage         Series C             Value
  Partner                                                             of              of            Preferred               of
     #                                                             Series B        Series B           Shares             Series C
-----------------------------------------------------  ----------------------------------------  ----------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara
               Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis
               Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara
               Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis
               Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA
               6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners

                                                            ----------------------------------------------------------------------

                                                TOTAL           $85,000,000   100.0000%     4,600,000        $115,000,000
                                                            ----------------------------------------------------------------------

                                                                                                         $50.00

                                                                Class of Units
                                                                --------------------------------------------------------------------
                                                                Percentage  Series B-1    Value         Percentage       Series B-2
  Partner                                                           of      Preferred      of              of            Preferred
     #                                                           Series C     Units     Series B-1      Series B-1         Units
-----------------------------------------------------  -------------------  ----------------------------------------  --------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara
               Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis
               Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara
               Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis
               Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA
               6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners

                                                            -----------------------------------------------------------------------

                                                TOTAL           100.00%     899,566     $44,978,300      100.00%      449,783
                                                            -----------------------------------------------------------------------


                                                                                                                 $25.00
                                                                 Class of Units
                                                                ----------------------------------------------------------
                                                                   Value        Percentage       Series C-1       Value
  Partner                                                           of              of            Preferred        of
     #                                                          Series B-2      Series B-2          Units      Series C-1
----------------------------------------------------  ---------------------------------------  ---------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara
               Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis
               Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara
               Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis
               Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA
               6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners

                                                            --------------------------------------------------------------

                                                TOTAL           $22,489,150    100.00%           747,912       $37,395,600
                                                            --------------------------------------------------------------

                                                                                                       $25.00

                                                                Class of Units
                                                                --------------------------------------------------------------------
                                                                Percentage         Series D-1           Value            Percentage
  Partner                                                           of              Preferred             of                 of
     #                                                          Series C-1            Units           Series D-1         Series D-1
-----------------------------------------------------  ----------------------  -----------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara
               Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis
               Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara
               Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis
               Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA
               6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners

                                                            -------------------------------------------------------------------

                                                TOTAL             100.00%       3,500,000       $87,500,000     100.00%
                                                            -------------------------------------------------------------------

                                                                                       $50.00

                                                                Class of Units
                                                                -----------------------------------------------------
                                                                 Series D-2              Value             Percentage
  Partner                                                        Preferred                of                  of
     #                                                             Units              Series D-2           Series D-2
-----------------------------------------------------  --------------------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara
               Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis
               Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara
               Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis
               Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA
               6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners

                                                            ---------------------------------------------------------------

                                                TOTAL                549,336           $27,466,800          100.00%
                                                            ---------------------------------------------------------------

PTP Calculation (Block Transfers)

                                                Units                                        Value
                                         --------------------                        ----------------------
Common Units (LPs)                                 7,127,504                                   234,352,332
Preferred Units                                   24,144,597                                   442,263,050
                                                  ----------                                   -----------
                                                  31,272,101                                   676,615,382

2% Threshhold                                                                                   13,532,308
Equivalent Common Units (at 10 day
  trailing rate)                                                                                   411,567
Equivalent Common Units (at $38/sh))                                                               356,113

                                                                                                     $25.00
                                                                                ---------------------------------------------------
                                                                                 Series D-3          Value            Percentage
  Partner                                                                        Preferred             of                 of
     #                                                                             Units           Series D-3         Series D-3
--------------------------------------------------------------------  -------------------------------------------------------------
           2 VORNADO REALTY TRUST
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y., Inc.

         188 Washington Design Center, L.L.C.
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.
         203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP                          8,000,000         $200,000,000         100.00%
         241 TMCT II, LLC

         239 Meadowbrook Equity Fund II, LLC.

         197 Jacob H Froelich, Jr.
         194 S.D. Phillips
         196 George W Lyles
         199 Canoe House Partners, LLC
         193 Roaring Gap Limited Partnership
         195 Phillips Property Company, LLC

     252-990 Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C.
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf-Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray


                                                                                                     $25.00
                                                                                ---------------------------------------------------
                                                                                 Series D-4           Value           Percentage
  Partner                                                                         Preferred            of                 of
     #                                                                              Units          Series D-4         Series D-4
--------------------------------------------------------------------  -------------------------------------------------------------
           2 VORNADO REALTY TRUST
             Vornado Realty Trust
             Vornado Finance Corp
             Vornado Investment Corporation
             40 East 14 Realty Associates
                 General Partnership
             825 Seventh Avenue Holding Corporation
             Menands Holdings Corporation
             Two Guys From Harrison, N.Y. , Inc.

         188 Washington Design Center, L.L.C.
         213 Fourth & D Street Partners LP
         189 Merchandise Mart Owners, L.L.C.
         203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
         200 World Trade Center Chicago, L.L.C.

             SALOMON SMITH BARNEY TAX ADVANTAGED EXCHANGE FUND III, LLC

         192 Greene Street 1998 Exchange Fund L.P.

         242 Commonwealth Atlantic Properties Inc.
         243 Commonwealth Atlantic - Crystal City OP Holding Inc.

        1000 GS-MSD Select Sponsors, L.P.

         240 Goldman Sachs 1999 Exchange Place Fund, LP
         241 TMCT II, LLC                                                        5,000,000         $125,000,000        100.00%

         239 Meadowbrook Equity Fund II, LLC.

         197 Jacob H Froelich, Jr.
         194 S.D. Phillips
         196 George W Lyles
         199 Canoe House Partners, LLC
         193 Roaring Gap Limited Partnership
         195 Phillips Property Company, LLC

     252-990 Newkirk Partners (See attached schedule)

         106 The Mendik Partnership, L.P.
        1001 Mendik Holdings L.L.C.
          40 FW / Mendik  REIT, L.L.C.
         107 Mendik RELP Corp.
         251 2750 Associates Limited Partnership
           6 Abrams, Trust U/W/O Ralph
         214 ACI Associates
           7 Adler, Robert
         215 Allen & Company Incorporated
         216 Allen, C. Robert III
           8 Alpert, Vicki
           9 Ambassador Construction Company, Inc.
          10 Aschendorf- Shasha, Ellen
          11 Ash, Herbert
         171 Aubert, Lysa
          13 Barr, Thomas
          12 Barkin, Leonard
         173 Batkin, Nancy 1998 Trust u/a/d 5/11/98
          17 Berenson, David
          18 Berenson, Joan
          19 Berenson, Richard
          20 Berenson, Robert
         174 Berger, Alice C.
          21 Bianculli, Louis
          22 Bierman, Jacquin
          23 Blumenthal, Joel Marie
          24 Braverman, Madlyn
         190 Bonk, Chris
         217 Burack, Daniel A.
          26 Carb, Sally
         244 Carney, Margaret R.
          28 Chambers, Robert
          25 CHO Enterprises
         218 Damson, Barrie
          30 Dembner, Shirley
          29 Dembner, Shirley UGMA for Lindsey Dembner
          31 Doner, Max
          32 Downey, Michael
          33 Dryfoos, Jacqueline
          34 Dubrowski, Raymond
         219 Elson, Edward E.
          35 Evans, Ben
          36 Field, Walter L.
          70 Jesse Fierstein & Co.
          38 Fischer, Alan A.
          39 Freedman, Robert
          41 Gershon, Estate of Murray

                                                                                                    $25.00
                                                                               ----------------------------------------------------
                                                                                Series D-5          Value            Percentage
                                                                                 Preferred            of                 of
                                                                                   Units          Series D-5         Series D-5
--------------------------------------------------------------------  -------------------------------------------------------------
      2  VORNADO REALTY TRUST
         Vornado Realty Trust
         Vornado Finance Corp
         Vornado Investment Corporation
         40 East 14 Realty Associates
             General Partnership
         825 Seventh Avenue Holding Corporation
         Menands Holdings Corporation
         Two Guys From Harrison, N.Y. , Inc.

    188  Washington Design Center, L.L.C.
    213  Fourth & D Street Partners LP
    189  Merchandise Mart Owners, L.L.C.
    203  H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
    200  World Trade Center Chicago, L.L.C.

         SALOMON SMITH BARNEY TAX ADVANTAGED EXCHANGE FUND III, LLC

    192  Greene Street 1998 Exchange Fund L.P.

    242  Commonwealth Atlantic Properties Inc.
    243  Commonwealth Atlantic - Crystal City OP Holding Inc.

   1000  GS-MSD Select Sponsors, L.P.                                            7,480,000         $187,000,000       100.00%

    240  Goldman Sachs 1999 Exchange Place Fund, LP
    241  TMCT II, LLC

    239  Meadowbrook Equity Fund II, LLC.

    197  Jacob H Froelich, Jr.
    194  S.D. Phillips
    196  George W Lyles
    199  Canoe House Partners, LLC
    193  Roaring Gap Limited Partnership
    195  Phillips Property Company, LLC

252-990  Newkirk Partners (See attached schedule)

    106  The Mendik Partnership, L.P.
   1001  Mendik Holdings L.L.C.
     40  FW / Mendik  REIT, L.L.C.
    107  Mendik RELP Corp.
    251  2750 Associates Limited Partnership
      6  Abrams, Trust U/W/O Ralph
    214  ACI Associates
      7  Adler, Robert
    215  Allen & Company Incorporated
    216  Allen, C. Robert III
      8  Alpert, Vicki
      9  Ambassador Construction Company, Inc.
     10  Aschendorf- Shasha, Ellen
     11  Ash, Herbert
    171  Aubert, Lysa
     13  Barr, Thomas
     12  Barkin, Leonard
    173  Batkin, Nancy 1998 Trust u/a/d 5/11/98
     17  Berenson, David
     18  Berenson, Joan
     19  Berenson, Richard
     20  Berenson, Robert
    174  Berger, Alice C.
     21  Bianculli, Louis
     22  Bierman, Jacquin
     23  Blumenthal, Joel Marie
     24  Braverman, Madlyn
    190  Bonk, Chris
    217  Burack, Daniel A.
     26  Carb, Sally
    244  Carney, Margaret R.
     28  Chambers, Robert
     25  CHO Enterprises
    218  Damson, Barrie
     30  Dembner, Shirley
     29  Dembner, Shirley UGMA for Lindsey Dembner
     31  Doner, Max
     32  Downey, Michael
     33  Dryfoos, Jacqueline
     34  Dubrowski, Raymond
    219  Elson, Edward E.
     35  Evans, Ben
     36  Field, Walter L.
     70  Jesse Fierstein & Co.
     38  Fischer, Alan A.
     39  Freedman, Robert
     41  Gershon, Estate of Murray

                                                                                                       $25.00
                                                                               ----------------------------------------------------
                                                                                  Series D-6           Value           Percentage
                                                                                  Preferred              of                of
                                                                                    Units            Series D-6        Series D-6
--------------------------------------------------------------------  -------------------------------------------------------------
      2  VORNADO REALTY TRUST
         Vornado Realty Trust
         Vornado Finance Corp
         Vornado Investment Corporation
         40 East 14 Realty Associates
             General Partnership
         825 Seventh Avenue Holding Corporation
         Menands Holdings Corporation
         Two Guys From Harrison, N.Y. , Inc.

    188  Washington Design Center, L.L.C.
    213  Fourth & D Street Partners LP
    189  Merchandise Mart Owners, L.L.C.
    203  H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
    200  World Trade Center Chicago, L.L.C.

         SALOMON SMITH BARNEY TAX ADVANTAGED EXCHANGE FUND III, LLC                840,000           $21,000,000         100.00%

    192  Greene Street 1998 Exchange Fund L.P.

    242  Commonwealth Atlantic Properties Inc.
    243  Commonwealth Atlantic - Crystal City OP Holding Inc.

   1000  GS-MSD Select Sponsors, L.P.

    240  Goldman Sachs 1999 Exchange Place Fund, LP
    241  TMCT II, LLC

    239  Meadowbrook Equity Fund II, LLC.

    197  Jacob H Froelich, Jr.
    194  S.D. Phillips
    196  George W Lyles
    199  Canoe House Partners, LLC
    193  Roaring Gap Limited Partnership
    195  Phillips Property Company, LLC

252-990  Newkirk Partners (See attached schedule)

    106  The Mendik Partnership, L.P.
   1001  Mendik Holdings L.L.C.
     40  FW / Mendik  REIT, L.L.C.
    107  Mendik RELP Corp.
    251  2750 Associates Limited Partnership
      6  Abrams, Trust U/W/O Ralph
    214  ACI Associates
      7  Adler, Robert
    215  Allen & Company Incorporated
    216  Allen, C. Robert III
      8  Alpert, Vicki
      9  Ambassador Construction Company, Inc.
     10  Aschendorf- Shasha, Ellen
     11  Ash, Herbert
    171  Aubert, Lysa
     13  Barr, Thomas
     12  Barkin, Leonard
    173  Batkin, Nancy 1998 Trust u/a/d 5/11/98
     17  Berenson, David
     18  Berenson, Joan
     19  Berenson, Richard
     20  Berenson, Robert
    174  Berger, Alice C.
     21  Bianculli, Louis
     22  Bierman, Jacquin
     23  Blumenthal, Joel Marie
     24  Braverman, Madlyn
    190  Bonk, Chris
    217  Burack, Daniel A.
     26  Carb, Sally
    244  Carney, Margaret R.
     28  Chambers, Robert
     25  CHO Enterprises
    218  Damson, Barrie
     30  Dembner, Shirley
     29  Dembner, Shirley UGMA for Lindsey Dembner
     31  Doner, Max
     32  Downey, Michael
     33  Dryfoos, Jacqueline
     34  Dubrowski, Raymond
    219  Elson, Edward E.
     35  Evans, Ben
     36  Field, Walter L.
     70  Jesse Fierstein & Co.
     38  Fischer, Alan A.
     39  Freedman, Robert
     41  Gershon, Estate of Murray


                                                                                                    $50.00
                                                                               ------------------------------------------------
                                                                               Series E-1            Value         Percentage
                                                                                Preferred              of              of
                                                                                  Units            Series E-1      Series E-1
--------------------------------------------------------------------  ---------------------------------------------------------
      2  VORNADO REALTY TRUST
         Vornado Realty Trust
         Vornado Finance Corp
         Vornado Investment Corporation
         40 East 14 Realty Associates
             General Partnership
         825 Seventh Avenue Holding Corporation
         Menands Holdings Corporation
         Two Guys From Harrison, N.Y. , Inc.

    188  Washington Design Center, L.L.C.
    213  Fourth & D Street Partners LP
    189  Merchandise Mart Owners, L.L.C.
    203  H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)
    200  World Trade Center Chicago, L.L.C.

         SALOMON SMITH BARNEY TAX ADVANTAGED EXCHANGE FUND III, LLC

    192  Greene Street 1998 Exchange Fund L.P.

    242  Commonwealth Atlantic Properties Inc.                                   3,899,333         194,966,650       78.02%
    243  Commonwealth Atlantic - Crystal City OP Holding Inc.                    1,098,667          54,933,350       21.98%

   1000  GS-MSD Select Sponsors, L.P.

    240  Goldman Sachs 1999 Exchange Place Fund, LP
    241  TMCT II, LLC

    239  Meadowbrook Equity Fund II, LLC.

    197  Jacob H Froelich, Jr.
    194  S.D. Phillips
    196  George W Lyles
    199  Canoe House Partners, LLC
    193  Roaring Gap Limited Partnership
    195  Phillips Property Company, LLC

252-990  Newkirk Partners (See attached schedule)

    106  The Mendik Partnership, L.P.
   1001  Mendik Holdings L.L.C.
     40  FW / Mendik  REIT, L.L.C.
    107  Mendik RELP Corp.
    251  2750 Associates Limited Partnership
      6  Abrams, Trust U/W/O Ralph
    214  ACI Associates
      7  Adler, Robert
    215  Allen & Company Incorporated
    216  Allen, C. Robert III
      8  Alpert, Vicki
      9  Ambassador Construction Company, Inc.
     10  Aschendorf- Shasha, Ellen
     11  Ash, Herbert
    171  Aubert, Lysa
     13  Barr, Thomas
     12  Barkin, Leonard
    173  Batkin, Nancy 1998 Trust u/a/d 5/11/98
     17  Berenson, David
     18  Berenson, Joan
     19  Berenson, Richard
     20  Berenson, Robert
    174  Berger, Alice C.
     21  Bianculli, Louis
     22  Bierman, Jacquin
     23  Blumenthal, Joel Marie
     24  Braverman, Madlyn
    190  Bonk, Chris
    217  Burack, Daniel A.
     26  Carb, Sally
    244  Carney, Margaret R.
     28  Chambers, Robert
     25  CHO Enterprises
    218  Damson, Barrie
     30  Dembner, Shirley
     29  Dembner, Shirley UGMA for Lindsey Dembner
     31  Doner, Max
     32  Downey, Michael
     33  Dryfoos, Jacqueline
     34  Dubrowski, Raymond
    219  Elson, Edward E.
     35  Evans, Ben
     36  Field, Walter L.
     70  Jesse Fierstein & Co.
     38  Fischer, Alan A.
     39  Freedman, Robert
     41  Gershon, Estate of Murray

                                                                    $32.88                        92.3918%
                                                       -----------------------------------------------------
                                                          Common Units
                                                       ----------------
                                                                          Total      Value           Percentage
                                                                          Common     Common          Common
                                                          A       D       Units      Units           Units
-----------------------------------------------------  ---------  ------------------------------------------
      2  VORNADO REALTY TRUST
         Vornado Realty Trust                         45,012,968          45,012,968 $1,480,026,388  48.0487%
         Vornado Finance Corp                         35,282,694          35,282,694 $1,160,094,979  37.6622%
         Vornado Investment Corporation                3,666,666           3,666,666   $120,559,978   3.9139%
         40 East 14 Realty Associates                                              0             $0   0.0000%
             General Partnership                       1,639,278           1,639,278    $53,899,461   1.7498%
         825 Seventh Avenue Holding Corporation          235,516             235,516     $7,743,766   0.2514%
         Menands Holdings Corporation                    536,524             536,524    $17,640,909   0.5727%
         Two Guys From Harrison, N.Y. , Inc.             180,890             180,890     $5,947,663   0.1931%

    188  Washington Design Center, L.L.C.                      0                   0             $0   0.0000%
    213  Fourth & D Street Partners LP                         0
    189  Merchandise Mart Owners, L.L.C.                                           0             $0   0.0000%
    203  H2K L.L.C.   (Merchandise Mart Enterprises,
         L.L.C.)                                         395,967             395,967    $13,019,395   0.4227%
    200  World Trade Center Chicago, L.L.C.               23,948              23,948       $787,410   0.0256%

         Salomon Smith Barney Tax Advantaged Exchange
         Fund III, LLC                                                             0             $0   0.0000%

    192  Greene Street 1998 Exchange Fund L.P.                                     0             $0   0.0000%

    242  Commonwealth Atlantic Properties Inc.                                     0             $0   0.0000%
    243  Commonwealth Atlantic - Crystal City OP
         Holding Inc.                                                              0             $0   0.0000%

   1000  GS-MSD Select Sponsors, L.P.                                              0             $0   0.0000%

    240  Goldman Sachs 1999 Exchange Place Fund, LP                                0             $0   0.0000%
    241  TMCT II, LLC                                                              0             $0   0.0000%

    239  Meadowbrook Equity Fund II, LLC.                                          0             $0   0.0000%

    197  Jacob H Froelich, Jr.                           202,411             202,411     $6,655,274   0.2161%
    194  S.D. Phillips                                                             0             $0   0.0000%
    196  George W Lyles                                                            0             $0   0.0000%
    199  Canoe House Partners, LLC                                                 0             $0   0.0000%
    193  Roaring Gap Limited Partnership                                           0             $0   0.0000%
    195  Phillips Property Company, LLC                                            0             $0   0.0000%

252-990  Newkirk Partners (See attached schedule)      1,435,584           1,435,584    $47,202,002   1.5324%

    106  The Mendik Partnership, L.P.                    765,183             765,183    $25,159,217   0.8168%
   1001  Mendik Holdings L.L.C.                        1,767,035           1,767,035    $58,100,111   1.8862%
     40  FW / Mendik  REIT, L.L.C.                       486,540             486,540    $15,997,435   0.5194%
    107  Mendik RELP Corp.                                   846                 846        $27,816   0.0009%
    251  2750 Associates Limited Partnership                       2,704       2,704        $88,908   0.0029%
      6  Abrams, Trust U/W/O Ralph                                 7,244       7,244       $238,183   0.0077%
    214  ACI Associates                                    1,057               1,057        $34,754   0.0011%
      7  Adler, Robert                                             2,496       2,496        $82,068   0.0027%
    215  Allen & Company Incorporated                      1,760               1,760        $57,869   0.0019%
    216  Allen, C. Robert III                                880                 880        $28,934   0.0009%
      8  Alpert, Vicki                                             5,228       5,228       $171,897   0.0056%
      9  Ambassador Construction Company, Inc.                    27,939      27,939       $918,634   0.0298%
     10  Aschendorf-Shasha, Ellen                                  1,710       1,710        $56,225   0.0018%
     11  Ash, Herbert                                                154         154         $5,064   0.0002%
    171  Aubert, Lysa                                              4,534       4,534       $113,350   0.0048%
     13  Barr, Thomas                                              1,844       1,844        $60,631   0.0020%
     12  Barkin, Leonard                                             962         962        $31,631   0.0010%
    173  Batkin, Nancy 1998 Trust u/a/d 5/11/98              130   6,338       6,468       $212,668   0.0069%
     17  Berenson, David                                           1,034       1,034        $33,998   0.0011%
     18  Berenson, Joan                                            1,382       1,382        $45,440   0.0015%
     19  Berenson, Richard                                           842         842        $27,685   0.0009%
     20  Berenson, Robert                                          1,762       1,762        $57,935   0.0019%
    174  Berger, Alice C.                                            374         374        $12,297   0.0004%
     21  Bianculli, Louis                                          5,604       5,604       $184,260   0.0060%
     22  Bierman, Jacquin                                          5,376       5,376       $176,763   0.0057%
     23  Blumenthal, Joel Marie                                      154         154         $5,064   0.0002%
     24  Braverman, Madlyn                                75,434              75,434     $2,480,270   0.0805%
    190  Bonk, Chris                                              35,032      35,032     $1,151,852   0.0374%
    217  Burack, Daniel A.                                   176                 176         $5,787   0.0002%
     26  Carb, Sally                                               1,793       1,793        $58,954   0.0019%
    244  Carney, Margaret R.                                       1,419       1,419        $46,657   0.0015%
     28  Chambers, Robert                                    222   7,961       8,183       $269,057   0.0087%
     25  CHO Enterprises                                           5,364       5,364       $176,368   0.0057%
    218  Damson, Barrie                                    1,144               1,144        $37,615   0.0012%
     30  Dembner, Shirley                                    145      78         223         $7,332   0.0002%
     29  Dembner, Shirley UGMA for Lindsey Dembner                 3,462       3,462       $113,831   0.0037%
     31  Doner, Max                                                3,364       3,364       $110,608   0.0036%
     32  Downey, Michael                                  83,226              83,226     $2,736,471   0.0888%
     33  Dryfoos, Jacqueline                                         962         962        $31,631   0.0010%
     34  Dubrowski, Raymond                                        2,304       2,304        $75,756   0.0025%
    219  Elson, Edward E.                                  1,760               1,760        $57,869   0.0019%
     35  Evans, Ben                                                  104         104         $3,420   0.0001%
     36  Field, Walter L.                                          1,680       1,680        $55,238   0.0018%
     70  Jesse Fierstein & Co.                                     4,045       4,045       $133,000   0.0043%
     38  Fischer, Alan A.                                          3,364       3,364       $110,608   0.0036%
     39  Freedman, Robert                                          5,770       5,770       $189,718   0.0062%
     41  Gershon, Estate of Murray                                10,494      10,494       $345,043   0.0112%

                                                                               ----------------------------------------------

  Partner                                                                         Total             Total          Percentage
     #                                                                            Units             Value           Interest
--------------------------------------------------------------------------     ------------     --------------     ----------

      2 Vornado Realty Trust                                                    100,343,775     $3,343,422,136       72.9931%
        Vornado Realty Trust
        Vornado Finance Corp
        Vornado Investment Corporation
        40 East 14 Realty Associates
            General Partnership
        825 Seventh Avenue Holding Corporation
        Menands Holdings Corporation
        Two Guys From Harrison, N.Y. , Inc.

    188 Washington Design Center, L.L.C.                                            300,000     $   15,000,000        0.3275%
    213 Fourth & D Street Partners LP                                                                                 0.0000%
    189 Merchandise Mart Owners, L.L.C.                                           1,049,349     $   52,467,450        1.1455%
    203 H2K L.L.C.   (Merchandise Mart Enterprises, L.L.C.)                         395,967     $   13,019,395        0.2842%
    200 World Trade Center Chicago, L.L.C.                                           23,948     $      787,410        0.0172%

        Salomon Smith Barney Tax Advantaged Exchange Fund III, LLC                  840,000     $   21,000,000        0.4585%

    192 Greene Street 1998 Exchange Fund L.P.                                     3,500,000     $   87,500,000        1.9103%

    242 Commonwealth Atlantic Properties Inc.                                     3,899,333     $  194,966,650        4.2565%
    243 Commonwealth Atlantic - Crystal City OP Holding Inc.                      1,098,667     $   54,933,350        1.1993%

   1000 GS-MSD Select Sponsors, L.P.                                              7,480,000     $  187,000,000        4.0826%

    240 Goldman Sachs 1999 Exchange Place Fund, LP                                8,000,000     $  200,000,000        4.3664%
    241 TMCT II, LLC                                                              5,000,000     $  125,000,000        2.7290%

    239 Meadowbrook Equity Fund II, LLC.                                            549,336     $   27,466,800        0.5997%

    197 Jacob H Froelich, Jr.                                                       352,478     $   14,158,624        0.3091%
    194 S.D. Phillips                                                                 9,976     $      498,800        0.0109%
    196 George W Lyles                                                               70,044     $    3,502,200        0.0765%
    199 Canoe House Partners, LLC                                                   200,090     $   10,004,500        0.2184%
    193 Roaring Gap Limited Partnership                                             290,158     $   14,507,900        0.3167%
    195 Phillips Property Company, LLC                                               27,577     $    1,378,850        0.0301%

252-990      Newkirk Partners (See attached schedule)                             1,435,584     $   47,202,002        1.0305%

    106 The Mendik Partnership, L.P.                                                765,183     $   25,159,217        0.5493%
   1001 Mendik Holdings L.L.C.                                                    1,767,035     $   58,100,111        1.2684%
     40 FW / Mendik  REIT, L.L.C.                                                   486,540     $   15,997,435        0.3493%
    107 Mendik RELP Corp.                                                               846     $       27,816        0.0006%
    251 2750 Associates Limited Partnership                                           2,704     $       88,908        0.0019%
      6 Abrams, Trust U/W/O Ralph                                                     7,244     $      238,183        0.0052%
    214 ACI Associates                                                                1,057     $       34,754        0.0008%
      7 Adler, Robert                                                                 2,496     $       82,068        0.0018%
    215 Allen & Company Incorporated                                                  1,760     $       57,869        0.0013%
    216 Allen, C. Robert III                                                            880     $       28,934        0.0006%
      8 Alpert, Vicki                                                                 5,228     $      171,897        0.0038%
      9 Ambassador Construction Company, Inc.                                        27,939     $      918,634        0.0201%
     10 Aschendorf- Shasha, Ellen                                                     1,710     $       56,225        0.0012%
     11 Ash, Herbert                                                                    154     $        5,064        0.0001%
    171 Aubert, Lysa                                                                  4,534     $      113,350        0.0025%
     13 Barr, Thomas                                                                  1,844     $       60,631        0.0013%
     12 Barkin, Leonard                                                                 962     $       31,631        0.0007%
    173 Batkin, Nancy 1998 Trust u/a/d 5/11/98                                        6,468     $      212,668        0.0046%
     17 Berenson, David                                                               1,034     $       33,998        0.0007%
     18 Berenson, Joan                                                                1,382     $       45,440        0.0010%
     19 Berenson, Richard                                                               842     $       27,685        0.0006%
     20 Berenson, Robert                                                              1,762     $       57,935        0.0013%
    174 Berger, Alice C.                                                                374     $       12,297        0.0003%
     21 Bianculli, Louis                                                              5,604     $      184,260        0.0040%
     22 Bierman, Jacquin                                                              5,376     $      176,763        0.0039%
     23 Blumenthal, Joel Marie                                                          154     $        5,064        0.0001%
     24 Braverman, Madlyn                                                            75,434     $    2,480,270        0.0541%
    190 Bonk, Chris                                                                  35,032     $    1,151,852        0.0251%
    217 Burack, Daniel A.                                                               176     $        5,787        0.0001%
     26 Carb, Sally                                                                   1,793     $       58,954        0.0013%
    244 Carney, Margaret R.                                                           1,419     $       46,657        0.0010%
     28 Chambers, Robert                                                              8,183     $      269,057        0.0059%
     25 CHO Enterprises                                                               5,364     $      176,368        0.0039%
    218 Damson, Barrie                                                                1,144     $       37,615        0.0008%
     30 Dembner, Shirley                                                                223     $        7,332        0.0002%
     29 Dembner, Shirley UGMA for Lindsey Dembner                                     3,462     $      113,831        0.0025%
     31 Doner, Max                                                                    3,364     $      110,608        0.0024%
     32 Downey, Michael                                                              83,226     $    2,736,471        0.0597%
     33 Dryfoos, Jacqueline                                                             962     $       31,631        0.0007%
     34 Dubrowski, Raymond                                                            2,304     $       75,756        0.0017%
    219 Elson, Edward E.                                                              1,760     $       57,869        0.0013%
     35 Evans, Ben                                                                      104     $        3,420        0.0001%
     36 Field, Walter L.                                                              1,680     $       55,238        0.0012%
     70 Jesse Fierstein & Co.                                                         4,045     $      133,000        0.0029%
     38 Fischer, Alan A.                                                              3,364     $      110,608        0.0024%
     39 Freedman, Robert                                                              5,770     $      189,718        0.0041%
     41 Gershon, Estate of Murray                                                    10,494     $      345,043        0.0075%


                                                                                                     $25.00
                                                                               ----------------------------------------------------
                                                                               Series D-3            Value             Percentage
  Partner                                                                      Preferred               of                  of
     #                                                                           Units             Series D-3          Series D-3
-------------------------------------------------------------  --------------------------------------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven , Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen
             Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus, Trustees of Murray
             Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard


                                                                                                     $25.00
                                                                              ----------------------------------------------------
                                                                              Series D-4              Value             Percentage
  Partner                                                                      Preferred               of                   of
     #                                                                           Units             Series D-4           Series D-4
-------------------------------------------------------------  --------------------------------------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven , Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the Terry
             Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus, Trustees of Murray
             Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard


                                                                                                       $25.00
                                                                                  ------------------------------------------------
                                                                                   Series D-5           Value          Percentage
  Partner                                                                           Preferred             of               of
     #                                                                                Units           Series D-5       Series D-5
-------------------------------------------------------------  --------------------------------------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven , Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen
             Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray
             Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard


                                                                                          25.00
                                                                 ---------------------------------------------------------
                                                                        Series D-6        Value          Percentage
  Partner                                                               Preferred           of               of
     #                                                                    Units          Series D-6      Series D-6
---------------------------------------------------------------  ---------------------------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven , Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen
             Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray
             Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard


                                                                                $50.00
                                                                ----------------------------------------
                                                                Series E-1       Value       Percentage
  Partner                                                        Preferred         of           of
     #                                                            Units       Series E-1    Series E-1
----------------------------------------------------           -----------------------------------------
          42 Getz, Howard
          43 Getz, Sandra
          44 Getz, Sandra & Howard
          46 Gold, Frederica
         176 Ginsberg, Adele
          47 Goldberg, Clarence
          49 Goldring, Stanley
          50 Goldschmidt, Beatrice
          52 Goldschmidt, Charles
          53 Goldschmidt, Edward
          54 Goldschmidt, Lawrence
         177 Goldschmidt, Peter
         178 Goldschmidt, Richard
         220 Gordon, Melvin
          55 Gorfinkle, Alaine
          56 Gorfinkle, Lawrence
         207 Gould Investors, L.P.
          58 Green, Bernard
          57 Green, Barbara
          59 Greif, Goldie
          60 Gutenberg, Bernice
          48 H L Silbert trustee U/W of H A Goldman
         221 Hagler, Philip Trustee Hagler Family Trust
             u/a 6/98
          62 Harteveldt, Robert L.
         179 Hassler, Jane
         222 Hauser, Rita F.
          64 Hirsch, Phillip J.
          63 Hirsch, Judith
          65 Hrusha, Alan
          66 Hutner, Anne Trust F/B/O
          37 Fierstein Co.
          69 Jaffe, Elizabeth
          71 Jones, Hazel
          73 Kaufman, Robert M.
          74 Klein, Robin
          76 Knight, Laureine
          77 Komaroff, Stanley
          79 Kosloff, Andrea
          78 Kosloff, Andrea UGMA  for Adam Kosloff
          80 Kosloff, Andrea UGMA for Justin Kosloff
         246 Koven, Corey
         181 Koven , Esther
         223 Kramer, Irwin H & Terry Allen  JTWROS
        1003 Kramer, Irwin H & Terry Allen  tt for the
             Terry Allen Kramer Trust
          84 Kramer, Saul
          85 Kuhn, James D.
          86 Kuhn, Leo
          88 Kurshan, Herbert
         224 Langenmyer Co.
          89 Lauder, Leonard
          90 Lauder, Ronald
          91 Leff, Joseph
          92 Leff, Valerie
          93 Lefkowitz, Howard
          95 Liroff, Harriett
          96 Liroff, Richard
          98 Loewengart, Irene
          99 Lovitz, David
         187 M. Westport Associates
         225 M-L Three
         100 Maayan Partners
         247 Magid, Eleanore
         226 Mahoney, David J.
         227 Mank, Edward H.
         101 Marvin, Morton
         102 Marvin, Suzanne
         103 Maynard, Jean
         104 Mazer, David
         105 Mazer, Richard
         228 McKee, William S.
         229 Meister, Robert A.
         204 Mendik, Bernard
         108 Mendik, Susan
         212 Mendik, Susan Trust u/w/o Jean A. Batkin
          72 L.C. Migdal & Ellin Kalmus,  Trustees of
             Murray Silberstein
         109 Mil Equities
         201 Myers Group III, Inc.
         202 Myers Group IV, Inc.
         230 Myers, Israel
         185 Nevas, Alan
         186 Nevas, Leo
         111 Novick, Lawrence
         112 Oestreich, David A.
         113 Oestreich, Joan E.
         115 Oppenheimer, Martin J.
         116 Oppenheimer, Suzanne
         210 Phillips, Jonathan
         183 Phillips, Lynn
         158 Prentice Revocable Trust, 12/12/75
         121 Reichler, Richard

                                                                                $32.88                                  92.3918%
                                                                 -----------------------------------------------------------------
                                                                         Common Units          Total          Value     Percentage
  Partner                                                        -------------------------    Common          Common      Common
     #                                                            A              D             Units          Units       Units
------------------------------------------------------  -------------------------------------------------------------------------
      42 Getz, Howard                                                                333          333         $10,949     0.0004%
      43 Getz, Sandra                                                              7,328        7,328        $240,945     0.0078%
      44 Getz, Sandra & Howard                                                       748          748         $24,594     0.0008%
      46 Gold, Frederica                                                             414          414         $13,612     0.0004%
     176 Ginsberg, Adele                                                             932          932         $23,300     0.0010%
      47 Goldberg, Clarence                                                          916          916         $30,118     0.0010%
      49 Goldring, Stanley                                                        10,833       10,833        $356,189     0.0116%
      50 Goldschmidt, Beatrice                                                    22,045       22,045        $724,840     0.0235%
      52 Goldschmidt, Charles                                         21          10,752       10,773        $354,216     0.0115%
      53 Goldschmidt, Edward                                                      12,842       12,842        $422,245     0.0137%
      54 Goldschmidt, Lawrence                                        21          67,454       67,475      $2,218,578     0.0720%
     177 Goldschmidt, Peter                                                        2,796        2,796         $91,932     0.0030%
     178 Goldschmidt, Richard                                                      2,796        2,796         $91,932     0.0030%
     220 Gordon, Melvin                                              440                          440         $14,467     0.0005%
      55 Gorfinkle, Alaine                                                           664          664         $21,832     0.0007%
      56 Gorfinkle, Lawrence                                          21           3,830        3,851        $126,621     0.0041%
     207 Gould Investors, L.P.                                   458,964                      458,964     $15,090,736     0.4899%
      58 Green, Bernard                                                            8,548        8,548        $281,058     0.0091%
      57 Green, Barbara                                                            8,546        8,546        $280,992     0.0091%
      59 Greif, Goldie                                                             6,724        6,724        $221,085     0.0072%
      60 Gutenberg, Bernice                                                          688          688         $22,621     0.0007%
      48 H L Silbert trustee U/W of H A Goldman                                   38,692       38,692      $1,272,193     0.0413%
     221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98          77          14,631       14,708        $483,599     0.0157%
      62 Harteveldt, Robert L.                                                     5,128        5,128        $168,609     0.0055%
     179 Hassler, Jane                                                             2,797        2,797         $91,965     0.0030%
     222 Hauser, Rita F.                                           1,760                        1,760         $57,869     0.0019%
      64 Hirsch, Phillip J.                                                          338          338         $11,113     0.0004%
      63 Hirsch, Judith                                                              338          338         $11,113     0.0004%
      65 Hrusha, Alan                                                              1,844        1,844         $60,631     0.0020%
      66 Hutner, Anne Trust F/B/O                                                 15,944       15,944        $524,239     0.0170%
      37 Fierstein Co.                                                            28,415       28,415        $934,285     0.0303%
      69 Jaffe, Elizabeth                                                             76           76          $2,499     0.0001%
      71 Jones, Hazel                                                              2,496        2,496         $82,068     0.0027%
      73 Kaufman, Robert M.                                                          338          338         $11,113     0.0004%
      74 Klein, Robin                                                              3,364        3,364        $110,608     0.0036%
      76 Knight, Laureine                                         10,242                       10,242        $336,757     0.0109%
      77 Komaroff, Stanley                                                           576          576         $18,939     0.0006%
      79 Kosloff, Andrea                                                              78           78          $2,565     0.0001%
      78 Kosloff, Andrea UGMA  for Adam Kosloff                                    2,116        2,116         $69,574     0.0023%
      80 Kosloff, Andrea UGMA for Justin Kosloff                                   2,116        2,116         $69,574     0.0023%
     246 Koven, Corey                                                              2,791        2,791         $91,768     0.0030%
     181 Koven , Esther                                                           14,400       14,400        $473,472     0.0154%
     223 Kramer, Irwin H & Terry Allen  JTWROS                     1,760                        1,760         $57,869     0.0019%
    1003 Kramer, Irwin H & Terry Allen  tt for the Terry
         Allen Kramer Trust                                        1,760                        1,760         $57,869     0.0019%
      84 Kramer, Saul                                                                652          652         $21,438     0.0007%
      85 Kuhn, James D.                                          153,271                      153,271      $5,039,550     0.1636%
      86 Kuhn, Leo                                                                   902          902         $29,658     0.0010%
      88 Kurshan, Herbert                                                          2,496        2,496         $82,068     0.0027%
     224 Langenmyer Co.                                              880                          880         $28,934     0.0009%
      89 Lauder, Leonard                                                           4,660        4,660        $153,221     0.0050%
      90 Lauder, Ronald                                                            4,660        4,660        $153,221     0.0050%
      91 Leff, Joseph                                                              3,364        3,364        $110,608     0.0036%
      92 Leff, Valerie                                                             3,364        3,364        $110,608     0.0036%
      93 Lefkowitz, Howard                                                           414          414         $13,612     0.0004%
      95 Liroff, Harriett                                                         12,166       12,166        $400,018     0.0130%
      96 Liroff, Richard                                                           1,532        1,532         $50,372     0.0016%
      98 Loewengart, Irene                                                         1,664        1,664         $54,712     0.0018%
      99 Lovitz, David                                                             2,244        2,244         $73,783     0.0024%
     187 M. Westport Associates                                    1,365                        1,365         $44,881     0.0015%
     225 M-L Three                                                 1,760                        1,760         $57,869     0.0019%
     100 Maayan Partners                                                           9,616        9,616        $316,174     0.0103%
     247 Magid, Eleanore                                                           2,326        2,326         $76,479     0.0025%
     226 Mahoney, David J.                                         1,760                        1,760         $57,869     0.0019%
     227 Mank, Edward H.                                           1,760                        1,760         $57,869     0.0019%
     101 Marvin, Morton                                                              914          914         $30,052     0.0010%
     102 Marvin, Suzanne                                                              76           76          $2,499     0.0001%
     103 Maynard, Jean                                                             2,304        2,304         $75,756     0.0025%
     104 Mazer, David                                                              6,724        6,724        $221,085     0.0072%
     105 Mazer, Richard                                                            6,724        6,724        $221,085     0.0072%
     228 McKee, William S.                                           264                          264          $8,680     0.0003%
     229 Meister, Robert A.                                          880                          880         $28,934     0.0009%
     204 Mendik, Bernard                                               0                            0              $0     0.0000%
     108 Mendik, Susan                                               976             930        1,906         $62,669     0.0020%
     212 Mendik, Susan Trust u/w/o Jean A. Batkin                     58           4,474        4,532        $149,012     0.0048%
      72 L.C. Migdal & Ellin Kalmus,  Trustees of
         Murray Silberstein                                                       10,256       10,256        $337,217     0.0109%
     109 Mil Equities                                                              6,667        6,667        $219,211     0.0071%
     201 Myers Group III, Inc.                                    17,641                       17,641        $580,036     0.0188%
     202 Myers Group IV, Inc.                                    126,979                      126,979      $4,175,070     0.1355%
     230 Myers, Israel                                               880                          880         $28,934     0.0009%
     185 Nevas, Alan                                               1,636                        1,636         $53,792     0.0017%
     186 Nevas, Leo                                                3,271                        3,271        $107,550     0.0035%
     111 Novick, Lawrence                                                            154          154          $5,064     0.0002%
     112 Oestreich, David A.                                          43          38,808       38,851      $1,277,421     0.0415%
     113 Oestreich, Joan E.                                           43          38,802       38,845      $1,277,224     0.0415%
     115 Oppenheimer, Martin J.                                                      338          338         $11,113     0.0004%
     116 Oppenheimer, Suzanne                                                        338          338         $11,113     0.0004%
     210 Phillips, Jonathan                                                        3,364        3,364        $110,608     0.0036%
     183 Phillips, Lynn                                                            3,364        3,364        $110,608     0.0036%
     158 Prentice Revocable Trust, 12/12/75                                        2,601        2,601         $85,521     0.0028%
     121 Reichler, Richard                                                         5,400        5,400        $177,552     0.0058%


                                                                               ---------------------------------------------------
                                                                                          Total            Total         Percentage
                                                                                          Units            Value          Interest
--------------------------------------------------------------------------------------------------  -----------------  -----------
      42 Getz, Howard                                                                       333            $10,949        0.0002%
      43 Getz, Sandra                                                                     7,328           $240,945        0.0053%
      44 Getz, Sandra & Howard                                                              748            $24,594        0.0005%
      46 Gold, Frederica                                                                    414            $13,612        0.0003%
     176 Ginsberg, Adele                                                                    932            $23,300        0.0005%
      47 Goldberg, Clarence                                                                 916            $30,118        0.0007%
      49 Goldring, Stanley                                                               10,833           $356,189        0.0078%
      50 Goldschmidt, Beatrice                                                           22,045           $724,840        0.0158%
      52 Goldschmidt, Charles                                                            10,773           $354,216        0.0077%
      53 Goldschmidt, Edward                                                             12,842           $422,245        0.0092%
      54 Goldschmidt, Lawrence                                                           67,475         $2,218,578        0.0484%
     177 Goldschmidt, Peter                                                               2,796            $91,932        0.0020%
     178 Goldschmidt, Richard                                                             2,796            $91,932        0.0020%
     220 Gordon, Melvin                                                                     440            $14,467        0.0003%
      55 Gorfinkle, Alaine                                                                  664            $21,832        0.0005%
      56 Gorfinkle, Lawrence                                                              3,851           $126,621        0.0028%
     207 Gould Investors, L.P.                                                          458,964        $15,090,736        0.3295%
      58 Green, Bernard                                                                   8,548           $281,058        0.0061%
      57 Green, Barbara                                                                   8,546           $280,992        0.0061%
      59 Greif, Goldie                                                                    6,724           $221,085        0.0048%
      60 Gutenberg, Bernice                                                                 688            $22,621        0.0005%
      48 H L Silbert trustee U/W of H A Goldman                                          38,692         $1,272,193        0.0278%
     221 Hagler, Philip Trustee Hagler Family Trust u/a 6/98                             14,708           $483,599        0.0106%
      62 Harteveldt, Robert L.                                                            5,128           $168,609        0.0037%
     179 Hassler, Jane                                                                    2,797            $91,965        0.0020%
     222 Hauser, Rita F.                                                                  1,760            $57,869        0.0013%
      64 Hirsch, Phillip J.                                                                 338            $11,113        0.0002%
      63 Hirsch, Judith                                                                     338            $11,113        0.0002%
      65 Hrusha, Alan                                                                     1,844            $60,631        0.0013%
      66 Hutner, Anne Trust F/B/O                                                        15,944           $524,239        0.0114%
      37 Fierstein Co.                                                                   28,415           $934,285        0.0204%
      69 Jaffe, Elizabeth                                                                    76             $2,499        0.0001%
      71 Jones, Hazel                                                                     2,496            $82,068        0.0018%
      73 Kaufman, Robert M.                                                                 338            $11,113        0.0002%
      74 Klein, Robin                                                                     3,364           $110,608        0.0024%
      76 Knight, Laureine                                                                10,242           $336,757        0.0074%
      77 Komaroff, Stanley                                                                  576            $18,939        0.0004%
      79 Kosloff, Andrea                                                                     78             $2,565        0.0001%
      78 Kosloff, Andrea UGMA  for Adam Kosloff                                           2,116            $69,574        0.0015%
      80 Kosloff, Andrea UGMA for Justin Kosloff                                          2,116            $69,574        0.0015%
     246 Koven, Corey                                                                     2,791            $91,768        0.0020%
     181 Koven , Esther                                                                  14,400           $473,472        0.0103%
     223 Kramer, Irwin H & Terry Allen  JTWROS                                            1,760            $57,869        0.0013%
    1003 Kramer, Irwin H & Terry Allen  tt for the Terry Allen Kramer Trust               1,760            $57,869        0.0013%
      84 Kramer, Saul                                                                       652            $21,438        0.0005%
      85 Kuhn, James D.                                                                 153,271         $5,039,550        0.1100%
      86 Kuhn, Leo                                                                          902            $29,658        0.0006%
      88 Kurshan, Herbert                                                                 2,496            $82,068        0.0018%
     224 Langenmyer Co.                                                                     880            $28,934        0.0006%
      89 Lauder, Leonard                                                                  4,660           $153,221        0.0033%
      90 Lauder, Ronald                                                                   4,660           $153,221        0.0033%
      91 Leff, Joseph                                                                     3,364           $110,608        0.0024%
      92 Leff, Valerie                                                                    3,364           $110,608        0.0024%
      93 Lefkowitz, Howard                                                                  414            $13,612        0.0003%
      95 Liroff, Harriett                                                                12,166           $400,018        0.0087%
      96 Liroff, Richard                                                                  1,532            $50,372        0.0011%
      98 Loewengart, Irene                                                                1,664            $54,712        0.0012%
      99 Lovitz, David                                                                    2,244            $73,783        0.0016%
     187 M. Westport Associates                                                           1,365            $44,881        0.0010%
     225 M-L Three                                                                        1,760            $57,869        0.0013%
     100 Maayan Partners                                                                  9,616           $316,174        0.0069%
     247 Magid, Eleanore                                                                  2,326            $76,479        0.0017%
     226 Mahoney, David J.                                                                1,760            $57,869        0.0013%
     227 Mank, Edward H.                                                                  1,760            $57,869        0.0013%
     101 Marvin, Morton                                                                     914            $30,052        0.0007%
     102 Marvin, Suzanne                                                                     76             $2,499        0.0001%
     103 Maynard, Jean                                                                    2,304            $75,756        0.0017%
     104 Mazer, David                                                                     6,724           $221,085        0.0048%
     105 Mazer, Richard                                                                   6,724           $221,085        0.0048%
     228 McKee, William S.                                                                  264             $8,680        0.0002%
     229 Meister, Robert A.                                                                 880            $28,934        0.0006%
     204 Mendik, Bernard                                                                      0                 $0        0.0000%
     108 Mendik, Susan                                                                    1,906            $62,669        0.0014%
     212 Mendik, Susan Trust u/w/o Jean A. Batkin                                         4,532           $149,012        0.0033%
      72 L.C. Migdal & Ellin Kalmus,  Trustees of Murray Silberstein                     10,256           $337,217        0.0074%
     109 Mil Equities                                                                     6,667           $219,211        0.0048%
     201 Myers Group III, Inc.                                                           17,641           $580,036        0.0127%
     202 Myers Group IV, Inc.                                                           126,979         $4,175,070        0.0911%
     230 Myers, Israel                                                                      880            $28,934        0.0006%
     185 Nevas, Alan                                                                      1,636            $53,792        0.0012%
     186 Nevas, Leo                                                                       3,271           $107,550        0.0023%
     111 Novick, Lawrence                                                                   154             $5,064        0.0001%
     112 Oestreich, David A.                                                             38,851         $1,277,421        0.0279%
     113 Oestreich, Joan E.                                                              38,845         $1,277,224        0.0279%
     115 Oppenheimer, Martin J.                                                             338            $11,113        0.0002%
     116 Oppenheimer, Suzanne                                                               338            $11,113        0.0002%
     210 Phillips, Jonathan                                                               3,364           $110,608        0.0024%
     183 Phillips, Lynn                                                                   3,364           $110,608        0.0024%
     158 Prentice Revocable Trust, 12/12/75                                               2,601            $85,521        0.0019%
     121 Reichler, Richard                                                                5,400           $177,552        0.0039%

                                                                                                  $25.00
                                                                           -------------------------------------------------
                                                                             Series D-3            Value         Percentage
  Partner                                                                    Preferred               of              of
     #                                                                         Units             Series D-3      Series D-3
----------------------------------------------------------------------     -------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners
                                                                             ----------           ------------        ------
                                          TOTAL                               8,000,000           $200,000,000        100.00%
                                                                             ----------           ------------        ------


                                                                                                  $25.00
                                                                              ------------------------------------------------
                                                                               Series D-4          Value           Percentage
  Partner                                                                       Preferred            of                of
     #                                                                            Units          Series D-4        Series D-4
-------------------------------------------------------------------------     ------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners
                                                                              ----------         ------------         ------
                                                       TOTAL                   5,000,000         $125,000,000         100.00%
                                                                              ----------         ------------         ------

                                                                                                       $25.00
                                                                               ---------------------------------------------------
                                                                               Series D-5               Value          Percentage
  Partner                                                                      Preferred                  of               of
     #                                                                           Units                Series D-5       Series D-5
-------------------------------------------------------------------------    -----------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners
                                                                                ----------          ------------        ------
                                                       TOTAL                     7,480,000          $187,000,000        100.00%
                                                                                ----------          ------------        ------

                                                                                                     $25.00
                                                                                --------------------------------------------------
                                                                                 Series D-6           Value           Percentage
  Partner                                                                        Preferred              of                of
     #                                                                             Units            Series D-6        Series D-6
---------------------------------------------------------------------------     --------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners
                                                                                 --------         -----------         ------
                                              TOTAL                               840,000         $21,000,000         100.00%
                                                                                 --------         -----------         ------

                                                                                                   $50.00
                                                                           --------------------------------------------------
                                                                           Series E-1              Value           Percentage
  Partner                                                                   Preferred                of                of
     #                                                                        Units              Series E-1        Series E-1
----------------------------------------------------------------------     --------------------------------------------------
         122 Reingold, Suzy
         123 Roberts, H. Richard
         124 Roche, Sara
         125 Rolfe, Ronald
         231 Root, Leon
         126 Rosenberg, Ilse
          97 Rosenheim, Edna Revocable Living Trust
         127 Rosenzveig, Abraham
         128 Rubashkin, Martin
         129 Rubin, Murray M.
         130 Sahid, Joseph
         132 Saunders, Paul
         131 Saul, Andrew
         133 Schacht, Ronald
         135 Schwartz, Samuel Trust UWO Barbara Schwartz
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz
         140 Shapiro, Howard
         142 Shapiro, Robert I.
         143 Shasha, Alfred
         144 Shasha, Alfred A. & Hanina
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94
         146 Shasha, Robert Y.
          87 Shasha-Kupchick, Leslie
         147 Sheridan Family Partners, L.P.
         148 Shine, William
         232 Shuman, Stanley S.
         149 Silberstein, John J.
         150 Silbert, Harvey I.
         248 Simons, Robert - Estate of
         152 Sims, David
         233 Skoker, Saul
         154 Steiner, Phillip Harry
         155 Steiner, Richard Harris
         234 Strauss, Melville
         249 Sussman, Walter
         156 Tannenbaum, Bernard
         157 Tannenbaum, Bernice
         159 Tartikoff Living Trust
         235 Tessler, Allan R.
         164 Winik, Trust U/W/O Carolyn
         161 Watt, Emily
         160 Wang, Kevin
         162 Weissman, Sheila
         236 Wexler, Monte
         237 Wexner, Leslie H.
         163 Williams, John
         238 WSNH Partners
                                                                            ----------         ------------        ------
                                                    TOTAL                    4,998,000         $249,900,000        100.00%
                                                                            ----------         ------------        ------

                                                                                          $32.88
                                                                          ---------------------------------------------------
                                                                                 Common Units                         Total
  Partner                                                                 ------------------------                    Common
     #                                                                          A              D                       Units
---------------------------------------------------------------------     --------------------------------------------------
         122 Reingold, Suzy                                                    224           4,888                    5,112
         123 Roberts, H. Richard                                                            39,426                   39,426
         124 Roche, Sara                                                                     3,364                    3,364
         125 Rolfe, Ronald                                                                   1,844                    1,844
         231 Root, Leon                                                        440                                      440
         126 Rosenberg, Ilse                                                                   576                      576
          97 Rosenheim, Edna Revocable Living Trust                                          1,124                    1,124
         127 Rosenzveig, Abraham                                                             3,744                    3,744
         128 Rubashkin, Martin                                                                 460                      460
         129 Rubin, Murray M.                                                                3,364                    3,364
         130 Sahid, Joseph                                                                   1,844                    1,844
         132 Saunders, Paul                                                                  1,844                    1,844
         131 Saul, Andrew                                                                   20,196                   20,196
         133 Schacht, Ronald                                                                   988                      988
         135 Schwartz, Samuel Trust UWO Barbara Schwartz                                     4,278                    4,278
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                     256                      256
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                               4,278                    4,278
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                                   256                      256
         140 Shapiro, Howard                                                                   932                      932
         142 Shapiro, Robert I.                                                              3,364                    3,364
         143 Shasha, Alfred                                                                  5,770                    5,770
         144 Shasha, Alfred A. & Hanina                                                      7,484                    7,484
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                                    13,676                   13,676
         146 Shasha, Robert Y.                                                               1,710                    1,710
          87 Shasha-Kupchick, Leslie                                                         3,418                    3,418
         147 Sheridan Family Partners, L.P.                                                 15,944                   15,944
         148 Shine, William                                                                  2,766                    2,766
         232 Shuman, Stanley S.                                              1,760                                    1,760
         149 Silberstein, John J.                                           75,140                                   75,140
         150 Silbert, Harvey I.                                                             57,409                   57,409
         248 Simons, Robert - Estate of                                                      3,364                    3,364
         152 Sims, David                                                    52,938                                   52,938
         233 Skoker, Saul                                                      880                                      880
         154 Steiner, Phillip Harry                                                          1,124                    1,124
         155 Steiner, Richard Harris                                                         1,124                    1,124
         234 Strauss, Melville                                                 880                                      880
         249 Sussman, Walter                                                                   930                      930
         156 Tannenbaum, Bernard                                                               912                      912
         157 Tannenbaum, Bernice                                                                76                       76
         159 Tartikoff Living Trust                                                          3,364                    3,364
         235 Tessler, Allan R.                                                 880                                      880
         164 Winik, Trust U/W/O Carolyn                                                      3,364                    3,364
         161 Watt, Emily                                                                     1,332                    1,332
         160 Wang, Kevin                                                    72,458                                   72,458
         162 Weissman, Sheila                                                                  664                      664
         236 Wexler, Monte                                                     176                                      176
         237 Wexner, Leslie H.                                              10,563                                   10,563
         163 Williams, John                                                                  2,244                    2,244
         238 WSNH Partners                                                   2,641                                    2,641
                                                                             -----           -----                    -----
                                                   TOTAL                92,805,497         876,543               93,682,040
                                                                        ----------         -------               ----------


                                                                                                     92.3918%
                                                                           -----------------------------------------------------
                                                                                  Value            Percentage
  Partner                                                                        Common              Common                Total
     #                                                                            Units               Units                Units
----------------------------------------------------------------------     ----------------       ------------       -----------
         122 Reingold, Suzy                                                     $168,083             0.0055%               5,112
         123 Roberts, H. Richard                                              $1,296,327             0.0421%              39,426
         124 Roche, Sara                                                        $110,608             0.0036%               3,364
         125 Rolfe, Ronald                                                       $60,631             0.0020%               1,844
         231 Root, Leon                                                          $14,467             0.0005%                 440
         126 Rosenberg, Ilse                                                     $18,939             0.0006%                 576
          97 Rosenheim, Edna Revocable Living Trust                              $36,957             0.0012%               1,124
         127 Rosenzveig, Abraham                                                $123,103             0.0040%               3,744
         128 Rubashkin, Martin                                                   $15,125             0.0005%                 460
         129 Rubin, Murray M.                                                   $110,608             0.0036%               3,364
         130 Sahid, Joseph                                                       $60,631             0.0020%               1,844
         132 Saunders, Paul                                                      $60,631             0.0020%               1,844
         131 Saul, Andrew                                                       $664,044             0.0216%              20,196
         133 Schacht, Ronald                                                     $32,485             0.0011%                 988
         135 Schwartz, Samuel Trust UWO Barbara Schwartz                        $140,661             0.0046%               4,278
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                        $8,417             0.0003%                 256
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                  $140,661             0.0046%               4,278
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                      $8,417             0.0003%                 256
         140 Shapiro, Howard                                                     $30,644             0.0010%                 932
         142 Shapiro, Robert I.                                                 $110,608             0.0036%               3,364
         143 Shasha, Alfred                                                     $189,718             0.0062%               5,770
         144 Shasha, Alfred A. & Hanina                                         $246,074             0.0080%               7,484
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                        $449,667             0.0146%              13,676
         146 Shasha, Robert Y.                                                   $56,225             0.0018%               1,710
          87 Shasha-Kupchick, Leslie                                            $112,384             0.0036%               3,418
         147 Sheridan Family Partners, L.P.                                     $524,239             0.0170%              15,944
         148 Shine, William                                                      $90,946             0.0030%               2,766
         232 Shuman, Stanley S.                                                  $57,869             0.0019%               1,760
         149 Silberstein, John J.                                             $2,470,603             0.0802%              75,140
         150 Silbert, Harvey I.                                               $1,887,608             0.0613%              57,409
         248 Simons, Robert - Estate of                                         $110,608             0.0036%               3,364
         152 Sims, David                                                      $1,740,601             0.0565%              52,938
         233 Skoker, Saul                                                        $28,934             0.0009%                 880
         154 Steiner, Phillip Harry                                              $36,957             0.0012%               1,124
         155 Steiner, Richard Harris                                             $36,957             0.0012%               1,124
         234 Strauss, Melville                                                   $28,934             0.0009%                 880
         249 Sussman, Walter                                                     $30,578             0.0010%                 930
         156 Tannenbaum, Bernard                                                 $29,987             0.0010%                 912
         157 Tannenbaum, Bernice                                                  $2,499             0.0001%                  76
         159 Tartikoff Living Trust                                             $110,608             0.0036%               3,364
         235 Tessler, Allan R.                                                   $28,934             0.0009%                 880
         164 Winik, Trust U/W/O Carolyn                                         $110,608             0.0036%               3,364
         161 Watt, Emily                                                         $43,796             0.0014%               1,332
         160 Wang, Kevin                                                      $2,382,419             0.0773%              72,458
         162 Weissman, Sheila                                                    $21,832             0.0007%                 664
         236 Wexler, Monte                                                        $5,787             0.0002%                 176
         237 Wexner, Leslie H.                                                  $347,311             0.0113%              10,563
         163 Williams, John                                                      $73,783             0.0024%               2,244
         238 WSNH Partners                                                       $86,836             0.0028%               2,641
                                                                                 -------             ------                -----
                                                         TOTAL             3,080,222,403           100.0000%         139,935,876
                                                                           -------------           --------          -----------

                                                                                  -------------------------------------
  Partner                                                                                Total               Percentage
     #                                                                                   Value                Interest
-----------------------------------------------------------------------------     ------------------    --------------
         122 Reingold, Suzy                                                             $168,083               0.0037%
         123 Roberts, H. Richard                                                      $1,296,327               0.0283%
         124 Roche, Sara                                                                $110,608               0.0024%
         125 Rolfe, Ronald                                                               $60,631               0.0013%
         231 Root, Leon                                                                  $14,467               0.0003%
         126 Rosenberg, Ilse                                                             $18,939               0.0004%
          97 Rosenheim, Edna Revocable Living Trust                                      $36,957               0.0008%
         127 Rosenzveig, Abraham                                                        $123,103               0.0027%
         128 Rubashkin, Martin                                                           $15,125               0.0003%
         129 Rubin, Murray M.                                                           $110,608               0.0024%
         130 Sahid, Joseph                                                               $60,631               0.0013%
         132 Saunders, Paul                                                              $60,631               0.0013%
         131 Saul, Andrew                                                               $664,044               0.0145%
         133 Schacht, Ronald                                                             $32,485               0.0007%
         135 Schwartz, Samuel Trust UWO Barbara Schwartz                                $140,661               0.0031%
         139 Schwartz, Samuel Trust FBO UWO Ellis Schwartz                                $8,417               0.0002%
         136 Schwartz, Carolynn Trust FBO UWO Barbara Schwartz                          $140,661               0.0031%
         138 Schwartz, Carolynn Trust FBO UWO Ellis Schwartz                              $8,417               0.0002%
         140 Shapiro, Howard                                                             $30,644               0.0007%
         142 Shapiro, Robert I.                                                         $110,608               0.0024%
         143 Shasha, Alfred                                                             $189,718               0.0041%
         144 Shasha, Alfred A. & Hanina                                                 $246,074               0.0054%
         145 Shasha, Alfred & Hanina Trustees UTA 6/8/94                                $449,667               0.0098%
         146 Shasha, Robert Y.                                                           $56,225               0.0012%
          87 Shasha-Kupchick, Leslie                                                    $112,384               0.0025%
         147 Sheridan Family Partners, L.P.                                             $524,239               0.0114%
         148 Shine, William                                                              $90,946               0.0020%
         232 Shuman, Stanley S.                                                          $57,869               0.0013%
         149 Silberstein, John J.                                                     $2,470,603               0.0539%
         150 Silbert, Harvey I.                                                       $1,887,608               0.0412%
         248 Simons, Robert - Estate of                                                 $110,608               0.0024%
         152 Sims, David                                                              $1,740,601               0.0380%
         233 Skoker, Saul                                                                $28,934               0.0006%
         154 Steiner, Phillip Harry                                                      $36,957               0.0008%
         155 Steiner, Richard Harris                                                     $36,957               0.0008%
         234 Strauss, Melville                                                           $28,934               0.0006%
         249 Sussman, Walter                                                             $30,578               0.0007%
         156 Tannenbaum, Bernard                                                         $29,987               0.0007%
         157 Tannenbaum, Bernice                                                          $2,499               0.0001%
         159 Tartikoff Living Trust                                                     $110,608               0.0024%
         235 Tessler, Allan R.                                                           $28,934               0.0006%
         164 Winik, Trust U/W/O Carolyn                                                 $110,608               0.0024%
         161 Watt, Emily                                                                 $43,796               0.0010%
         160 Wang, Kevin                                                              $2,382,419               0.0520%
         162 Weissman, Sheila                                                            $21,832               0.0005%
         236 Wexler, Monte                                                                $5,787               0.0001%
         237 Wexner, Leslie H.                                                          $347,311               0.0076%
         163 Williams, John                                                              $73,783               0.0016%
         238 WSNH Partners                                                               $86,836               0.0019%
                                                                                         -------               ------
                                     TOTAL                                        $4,580,461,245             100.0000%
                                                                                  --------------             --------

     Common Units
     Vornado                                                   86,554,536
     Original Mendik Partners                                   4,443,674
     Newkirk Partners                                           1,435,584
     Kennedy Partners                                             419,915
     Freezer Services Partners                                    144,620
     Westport Partners                                              6,272
     770 Broadway Partner                                         458,964
     20 Broad Partners                                             16,064
     High Point Partners                                          202,411
                                                               ----------
                                                               93,682,040
                                                               ==========